As filed with the Securities and Exchange Commission on November 13, 2026	OMB APPROVAL
Securities Act File No. 333-207814 Investment Company Act File No. 811-23112	OMB Number: 3235-0307 Expires: July 31, 2027 Estimated average burden hours per response 297.7

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 104	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 105

(Check appropriate box or boxes.)

JANUS DETROIT STREET TRUST

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 303-333-3863

Cara Owen

151 Detroit Street

Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

With Copies to:

Eric S. Purple

Stradley Ronon Stevens & Young, LLP

2000 K Street, N.W., Suite 700
Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on _________ pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on _________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[X]	on February 12, 2027 at 12:01 am Mountain Time pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

November 13, 2026

Ticker
Janus Henderson Directionality ETF	[ ]
Principal U.S. Listing Exchange	[ ]

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated November 13, 2026

Janus Detroit Street Trust

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Directionality ETF (the “Fund”) of Janus Detroit Street Trust (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to the Fund.

Shares of the Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from the Fund in Creation Units only, in accordance with the terms set forth in this Prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares (sometimes referred to as the “NAV”).

Table of Contents

Fund Summary
Janus Henderson Directionality ETF	2
Additional Information about the Fund
Additional investment strategies and general portfolio policies	9
Risks of the Fund	11
Management of the Fund
Investment adviser	17
Management expenses	17
Portfolio management	18
Other Information	19
Dividends, Distributions and Taxes	20
Shareholder’s Guide
Pricing of fund shares	22
Distribution and servicing fees	23
Payments to financial intermediaries by the Adviser or its affiliates	23
Purchasing and selling shares	24
Excessive Trading	26
Shareholder communications	27
Financial Highlights	28

1 | Janus Detroit Street Trust

Fund Summary

Janus Henderson Directionality ETF

Ticker: [ ]

INVESTMENT OBJECTIVE

Janus Henderson Directionality ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Henderson Equity Directionality Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ ]%
Other Expenses(1)	[ ]%
Total Annual Fund Operating Expenses	[ ]%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur during the current fiscal year.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year		3 Years
$	[ ]	$	[ ]

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund was not in operation during the most recent fiscal year, no portfolio turnover information is available as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective primarily by entering into one or more total return swap agreements that reference the Underlying Index. The Underlying Index is owned and maintained by Janus Henderson Indices LLC (“JH Indices”), an affiliate of the Adviser. The Fund expects to enter into total return swap agreements with one or more counterparties. The use of total return swap agreements is intended to offer operational efficiency and liquidity management benefits when compared to direct ownership of a basket of equivalent equity securities.

The Underlying Index is a proprietary, rules-based index designed to systematically capture returns that are the result of short-term mean reversion in equity markets. Mean reversion is a term for the theory that a variable, such as equity market returns, will move back towards its long-term average (or “mean”) price after deviating from it. The Underlying Index thus seeks to capture equity market returns through the concept of buying low and selling high; the Underlying Index dynamically adjusts its exposure to the U.S. equity market on a daily basis depending on how U.S. equity market prices compare to their traditional mean price.

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The Underlying Index obtains its exposure to the U.S. equity market through a single underlying reference security: the State Street® SPDR® S&P 500® ETF Trust (“SPY”), an exchange-traded fund that seeks to track the performance of the S&P 500 Index. Each business day, the Underlying Index measures how SPY performed over the prior trading day (the “1-day return”) and over the prior five trading days (the “5-day return”), using an intraday price of SPY observed 20 minutes before the market close. Based on these two measurements, the Underlying Index sets its “target exposure” to SPY for the next business day at one of four levels:

Prior 1-Day Return	Prior 5-Day Return	Target Exposure
Negative (worse than -0.1%)	Negative (worse than -1%)	200%
Positive (better than +0.1%)	Negative (worse than -1%)	150%
Negative (worse than -0.1%)	Positive (better than +1%)	100%
Positive (better than +0.1%)	Positive (better than +1%)	50%*

*	Remaining balance is allocated to cash or cash equivalents.

When the Underlying Index’s target exposure to SPY exceeds 100%, the Underlying Index is assumed to have borrowed cash to obtain that additional exposure. The Underlying Index treats borrowing costs and cash returns at the target interest rate set by the Federal Reserve (the “Federal Funds rate”). When the target exposure is below 100%, the remaining portion of the Underlying Index’s portfolio is assumed to be invested in cash or cash equivalent securities at the Federal Funds rate. If the prior 1-day and 5-day returns do not exceed the thresholds shown above, the Underlying Index keeps the same target exposure from the prior business day. Any dividends paid on SPY are assumed to be reinvested in the Underlying Index.

The Underlying Index resets daily to maintain target exposure, even on days when the target exposure does not change.

Because the Underlying Index dynamically adjusts its exposure to SPY between 50% and 200%, the Fund’s returns can dramatically differ, in the short-term, from the returns of SPY.

The Fund may also seek to obtain exposure to the performance of the Underlying Index, in whole or in part, by directly investing in SPY, in other exchange-traded funds, or future contracts that track the same or substantially similar large-cap U.S. equity benchmark and/or in cash and cash equivalents (including U.S. Treasury bills and/or money market instruments).

The Fund may use certain derivative instruments which have a value derived from, or directly linked to, an underlying reference asset, such as equity market indices. In particular, the Fund may use total return swaps referencing the Underlying Index as the underlying reference asset, and to a lesser extent futures contracts referencing other large-cap U.S. equity market indices, as a principal investment strategy to obtain, maintain, and adjust the Fund’s exposure to the Underlying Index. The Fund’s use of derivative instruments may result in the Fund having investment exposure in excess of its net assets (i.e., economic leverage), consistent with the Underlying Index’s methodology. The Fund’s exposure to derivative instruments will vary.

Because the Fund expects to obtain a substantial portion of its investment exposure synthetically, a significant portion of the Fund’s assets will be invested in cash, cash equivalents, U.S. Treasury bills, or money market instruments (including affiliated money market funds and affiliated unregistered cash management pooled investment vehicles that operate as money market funds). These cash and cash equivalent holdings will serve as collateral for the Fund’s derivative instruments and as a source of liquidity for redemption activity.

The Fund uses a “passive,” index-based approach in seeking performance that corresponds to the performance of the Underlying Index.

The Fund is classified as nondiversified, which allows it to hold larger positions in securities compared to a fund that is classified as diversified.

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PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.

Index Construction Risk. The theories and assumptions upon which JH Indices designed the Underlying Index and/or the methodology used in its constructing may be ineffective. Furthermore, JH Indices will not intervene to use any techniques or other common defensive strategies intended to lessen the effects of any future market volatility to reduce the impact of periods when the Fund performs poorly. Similarly, the Underlying Index can be significantly more volatile than the broad equity markets.

Leverage Risk. During certain periods, the Fund uses leverage and will lose more money when the value of the Underlying Index falls more than a similar fund that does not use leverage. The use of leverage increases the risk of a total loss of your investment. The Fund could lose an amount equal to the Fund’s entire net assets if the underlying reference asset declines more than 50% in a single trading day when the Fund’s target exposure is 200%. As a result, an investment in the Fund may not be suitable for all investors. The use of leverage increases the volatility of your returns. The cost of obtaining this leverage will negatively impact the Fund’s performance.

Holding Period Risk. The Fund seeks to achieve the daily performance of the Underlying Index for a single business day. The Fund’s targeted exposure to the Underlying Index’s underlying reference asset on a given day is referred to as its “Daily Target Exposure.” Unlike other leveraged ETFs, the Fund’s Daily Target Exposure is dynamic, and can potentially change every day depending on the prior 1 day and prior 5 day returns of SPY. The Underlying Index’s methodology is expected to increase and decrease the Fund’s use of leverage over any shareholder holding period. As a result, the compounding effect of the Daily Target Exposure will be difficult to predict. Therefore, an investor should consider monitoring their investment in the Fund in light of their individual investment goals and risk tolerance.

When the Fund takes a leveraged position relative to the Underlying Index’s underlying reference asset, the Fund’s performance for periods longer than a single business day will likely differ from the performance of the underlying reference asset. This performance difference could be material in a given day or over time, either positive or negative, and compound over a short-term holding period. If you are considering holding the Fund, it is important to understand the impact of the Fund assuming a Daily Target Exposure from 50% up to 200% relative to the underlying reference asset. At a 200% exposure, any volatility in the underlying reference asset (that is, how much its value moves up and down for that single day) will be multiplied by two.

In addition to the risk described above, the Underlying Index methodology will also, during certain holding periods, cause the Fund to either (i) avoid taking on any leverage relative to the underlying reference asset or (ii) further reduce the Fund’s Daily Target Exposure to 50% of the underlying reference asset’s daily performance and hold the remainder of the Fund’s assets in cash and the Fund may not participate in market advances.

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Derivative Instrument Risk. Derivative instruments can be volatile and involve risks in addition to the risks of the underlying referenced securities or assets. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive and any principal paid to acquire the derivative instrument.

Total Return Swap Agreement Risk. Swap agreements are a type of derivative instrument that subjects the Fund to counterparty, credit, liquidity, and correlation risks, including that: (i) the Fund may not be able to enter into replacement swap agreements in the event a current swap is terminated; (ii) the swap agreement may not reflect the performance of the Underlying Index as expected due to differences in calculation methods or expenses; and (iii) during market disruptions, the Fund may be unable to enter into new swap agreements or adjust existing positions at favorable prices. In volatile markets, the Fund may not be able to close out a position without incurring a significant loss.

Counterparty Risk. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Passive Investment Strategy Risk. The Fund uses a “passive” investment strategy and seeks to replicate the performance of the Underlying Index regardless of investment merit.

Risks of the Underlying Index’s Underlying Reference Asset

The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Index’s underlying reference asset, i.e., SPY, realizes its respective investment objective. Similarly, the Fund’s investment performance is directly related to the investment performance of the underlying reference asset it has exposure to through its investments in derivative instruments.

Therefore, the Fund is subject to the same risk factors associated with the underlying reference asset. What follows are the main risks associated with the underlying reference asset, which, in turn, may be considered to be principal risks of the Fund.

Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value (“NAV”) may decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other

5 | Janus Henderson Directionality ETF

conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the underlying reference asset’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolios decreases. Further, regardless of how well individual companies or securities perform, the value of the underlying reference asset’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the underlying reference asset hold participate.

Industry and Sector Risk. The underlying reference asset may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the underlying reference asset more vulnerable to unfavorable developments than funds that invest more broadly. As the underlying reference asset’s portfolio becomes more concentrated, the underlying reference asset is less able to spread risk and potentially reduce the risk of loss and volatility. As the underlying reference asset’s holdings change over time, the underlying reference asset’s exposure to a particular economic sector may fluctuate.

Passive Investment Strategy Risk. The underlying reference asset is not actively managed and therefore the underlying reference asset will not attempt to take defensive positions, regardless of market conditions or the performance of its portfolio. This could cause the underlying reference asset’s return to be lower than if it had employed an active investment strategy.

Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.

Cash Holdings Risk. If the Fund experiences a sustained period of time during which its investments are in cash, cash equivalents, or similar investments, the Fund may not participate in market advances to the same extent that it would if the Fund had been fully invested in the equity markets. Furthermore, cash, cash equivalents, or similar investments may generate minimal or no income and could negatively impact the Fund’s long-term performance and its ability to achieve its investment objective. Cash equivalents and other similar investments include but are not limited to, U.S. Treasury obligations, money market instruments, repurchase agreements, and other short-term debt obligations.

U.S. Government Securities Risk. Certain U.S. Government securities are not guaranteed or backed by the full faith and credit of the United States. For these securities, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Index Tracking Risk. The Fund’s performance may not match the performance of the Underlying Index, either on a daily or aggregate basis. Tracking error may occur as a result of factors, such as Fund expenses, transaction costs, imperfect correlation between the Fund’s investments and the Underlying Index, and regulatory requirements. In addition, the effects of Holding Period Risk may cause the Fund’s performance to differ from that of the monthly, quarterly, annual, or other longer performance periods of the Underlying Index. As a result, the Fund’s performance may be lower than expected relative to the Underlying Index.

Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended (the “1940 Act”). This gives the Fund’s portfolio management more flexibility to hold larger positions in securities than a fund that is classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s NAV and total return.

New/Smaller Sized Fund Risk. Because the Fund is relatively new, it has a limited operating history and a small asset base. The Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger. If the Fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). To qualify and maintain its status as a RIC, the Fund must meet certain testing requirements. However, the treatment of income and gains from derivative instruments, which include swap agreements, is currently ambiguous in the Code. The Internal Revenue Service could in the future take an adverse position with regards to the current treatment of income or gains from derivative instruments and such event could adversely affect the Fund’s ability to qualify as a RIC. If the Fund were to fail to qualify as a RIC, the Fund would be taxed as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would negatively impact the Fund’s performance.

6 | Janus Henderson Directionality ETF

ETF Risks. The Fund is an exchange-traded fund (“ETF”), and, as a result of the Fund utilizing an ETF’s structure, it is exposed to the following risks:

●

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs may engage in creation or redemption transactions directly with the Fund and they have no obligation to submit creation or redemption orders. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to the NAV and possibly face delisting from [ ] (the “Exchange”): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●

Costs of Buying or Selling Shares. Due to the costs of buying or selling Fund shares, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in the Fund may not be advisable for investors who anticipate regularly making small investments.

●

Shares Trade at Prices Other Than NAV. As with all ETFs, the Fund’s shares are bought and sold on the Exchange at market prices. There may be times when the market price of the Fund’s shares is more than the NAV (premium) or less than the NAV (discount) due to supply and demand for the Fund’s shares. This risk is heightened during periods of steep market declines and/or periods when there is limited trading activity for the Fund’s shares on the Exchange.

●

Trading. There can be no assurance that the Fund’s shares will trade with any volume, or at all, on the Exchange. There can be no assurance that an active trading market for Fund shares will develop or be maintained. Furthermore, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly resulting in the Fund’s shares trading at a substantial discount to NAV. Flash crashes may also cause APs and other market makers to limit or cease trading in the Fund’s shares.

In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Shareholders could suffer significant losses to the extent that they sell shares during a flash crash or when the Exchange’s circuit breaker rules are in effect.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund’s first annual and/or semiannual report and will be made available at janushenderson.com/info or by calling 1-800-668-0434.

MANAGEMENT

Investment Adviser: Janus Henderson Investors US LLC

Portfolio Management: Benjamin Wang, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception in [ ] 2027. Zoey Zhu, CFA, is Co-Portfolio Manager of the Fund, which she has co-managed since inception in [ ] 2027.

PURCHASE AND SALE OF FUND SHARES

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs. The Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount and/or all cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a

7 | Janus Henderson Directionality ETF

broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions, and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread, when available, can be accessed on Janus Henderson’s website at janushenderson.com/performance and then selecting the Fund.

TAX INFORMATION

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information about the Fund

Additional investment strategies and general portfolio policies

The Fund’s Board of Trustees (the “Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

On each business day before commencement of trading in shares on the Exchange, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV per share. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Information about the premiums and discounts at which the Fund’s shares have traded will be available at janushenderson.com/performance by selecting the Fund for additional details.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent as a complement to the Fund’s principal strategy. Except for the Fund’s policies with respect to investments in illiquid investments, borrowing and derivatives use, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit, other than illiquid investments, borrowing and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Also see the Fund’s SAI for supplemental information on other investments which the Fund may invest and other investment techniques in which the Fund may engage from time to time and related risk of those activities.

The Fund may borrow to the extent permitted by the 1940 Act. For temporary liquidity and cash management purposes, the Fund may invest in other ETFs that provide exposure to related securities.

Derivatives

Derivative instruments are commonly defined to include instruments or contracts whose values depend on (or “derive” from) the value of one or more other assets, including securities, currencies, commodities, or indices. These “other assets” are commonly referred to as an “underlying reference asset.” Derivative instruments include, but are not limited to, futures contracts; options (including options on swaps); credit default swaps; currency swaps; foreign currency exchange forwards; interest rate swaps; total return swaps; and other equivalent structured instruments. Losses (or gains) involving derivative instruments can be substantial in part because a relatively small price movement in a derivative instrument can result in a substantial loss (or gain) for the Fund. Portfolio management will evaluate the expected risks and rewards of each derivative instrument to ensure it is consistent with the Fund’s investment objective, strategies, and risks.

9 | Janus Detroit Street Trust

Futures Contracts

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on securities, and financial indices. Futures contracts are standardized and traded on designated exchanges and generally settled either through physical delivery of the underlying instrument or by payment of a cash amount on the settlement date. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying reference asset.

Illiquid Investments

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Leverage

The Fund will employ differing amounts of leverage in accordance with the Underlying Index’s methodology, which can result in the adverse daily performance of the Fund’s underlying reference asset being magnified. This means that, if the Fund’s underlying reference asset experiences adverse daily performance, an investment in the Fund could be reduced by an amount equal to 2% for every 1% of adverse performance in the underlying reference asset, not including the costs of financing the leverage and other operating expenses, which would further reduce the Fund’s NAV.

The Fund could lose an amount greater than its net assets if the Fund’s “target exposure” is at 200% and its underlying reference asset moves more than 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying reference asset). This would result in a total loss of a shareholder’s investment in one day even if its underlying reference asset subsequently reverses all or a portion of its earlier daily change. A total loss may occur in a single day even if its underlying reference asset does not lose all of its value. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the underlying reference asset resulting in an increased volatility in the Fund.

Money Market Instruments

The Fund may use a variety of money market instruments for cash management purposes. Money market instruments are short-term debt securities and similar obligations that are generally used for liquidity and cash management purposes. Money market instruments may include U.S. Government securities, commercial paper, certificates of deposit, repurchase agreements, and other short-term obligations. The Fund may also invest in shares of money market funds or other pooled investment vehicles that invest primarily in short-term debt obligations. Money market instruments may be used to manage cash flows, maintain liquidity, and/or serve as collateral for certain types of transactions. Money market instruments differ in their credit quality, liquidity, maturity, and associated risks.

Nondiversification

Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. The Fund is classified as nondiversified. A fund that is classified as nondiversified has the ability to take larger positions in securities than a fund that is classified as diversified. This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as attractive opportunities in pursuing the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund.

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Securities Lending

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Swap Agreements

Swap agreements are contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities, or an ETF representing a particular index.

Total Return Swaps. Total return swaps involve an exchange of payments by two parties in which one party makes payments based on a specified rate, either fixed or variable, while the other party makes payments based on the return of an underlying reference asset, which includes both the income it generates and any appreciation in value of the underlying reference asset over the life of the total return swap. A total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of securities.

U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer.

Other Types of Investments

Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of securities and use other investment strategies. These securities and strategies are not intended to be principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective.

Risks of the Fund

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The following information is intended to help you better understand some of the risks of investing in the Fund, including the principal risks that are summarized in the Fund Summary sections. This information also includes descriptions of other risks the Fund may be subject to as a result of additional investment strategies and general policies that may apply to the

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Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Cash Transaction Risk. The Fund may sell portfolio securities to meet some or all of a redemption request with cash, rather than satisfying the redemption request with a basket of in-kind securities, because of the nature of the Fund’s investments. Cash purchases may cause the Fund to incur portfolio transaction fees or charges or delays in investing the cash that it would otherwise not incur if a purchase was made on an in-kind basis. Because the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds and thereby may recognize a capital gain on such sales, Creation Unit redemption on a cash basis may be less tax-efficient for the Fund compared to an in-kind redemption. In addition, Creation Unit redemptions for cash may cause the Fund to incur portfolio transaction fees or charges it would not otherwise incur with an in-kind redemption, to the extent such fees or charges are not offset by the redemption transaction fee paid by APs. In addition, the Fund’s use of cash transactions may result in wider bid-ask spreads in Fund shares trading in the secondary market as compared to ETFs that transact exclusively on an in-kind basis.

Derivative Instrument Risk. Derivative instruments typically involve leverage and may experience significant volatility. It is possible that an investment in a derivative instrument will result in a loss greater than the principal amount invested, and/or the Fund may not be able to close out a derivative instrument at a favorable time or price.

Typical risks associated with derivative instruments include, but are not limited to: (i) the potential for the derivative instrument not to have the effect portfolio management anticipated or a different or less favorable effect than portfolio management anticipated; (ii) possible mispricing or improper valuation of the derivative instrument; (iii) imperfect correlation in the value of a derivative instrument with the underlying reference asset, interest rate, or index; (iv) the risks specific to the derivative instrument’s underlying reference asset, interest rate, or index; (v) the absence of a liquid secondary trading market, (vi) exogenous developments unrelated to a derivative instrument, and/or (vii) a decline in the credit quality of the counterparty to a derivative instrument, a failure of the counterparty to perform its obligations, and/or a failure of a counterparty to return collateral to the Fund in the event of its insolvency. To the extent that the Fund invests in derivatives instruments, the Fund may be more exposed to these risks than a fund that does not invest in derivative instruments.

Each of these risks may prevent portfolio management from achieving its intended investment return and may increase the volatility of the Fund’s overall return.

Futures Contracts Risk. The Fund’s use of futures contracts involves risks different from the risks associated with investing directly in securities and other traditional investments. Investments in futures contracts may involve the use of leverage, which means a small percentage of assets invested in a futures contract can have a disproportionately large impact on the Fund. Futures contracts may also become mispriced and may not produce the desired investment result. Additionally, changes in the value of a futures contract may not track or correlate perfectly with the underlying reference asset because of supply and demand imbalances. Futures contracts are also generally subject to the same risks involved with the Fund’s use of derivatives.

Index Construction Risk. No assurance can be given that the Janus Henderson Equity Directionality Index’s (the “Underlying Index”) investment strategy will be successful under all or any market conditions. There is no guarantee that the Underlying Index will achieve the desired results. The Underlying Index may perform differently from equity markets as a whole based on the factors used in its methodology, as well as changes in historical trends and market conditions. Historical performance does not indicate future performance, and the assumption that equity markets will continue to rise or fall based on historical market indicators may prove to be incorrect under certain market conditions. In such cases, implementing a change in the Fund’s target exposure in accordance with the Underlying Index’s methodology may not produce the intended results, and may adversely impact the Fund’s performance. The risk of loss may be heightened during periods of significant market volatility or a sustained decline in equity markets.

Index Tracking Risk. Tracking error refers to the risk that portfolio management may not be able to cause the Fund’s performance to match or correlate to that of the Underlying Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, rounding of share prices, and regulatory policies. The Fund incurs operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities.

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In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual, or other longer performance periods of the Underlying Index. Tracking error may cause the Fund’s performance to be less than expected.

Leverage Risk. The Fund intends to use, on a regular basis, leverage investment techniques in pursuing its investment objective. Leverage exists when the Fund achieves the right to a return on a capital base that exceeds the Fund’s AUM. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to Fund shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the Fund’s NAV. Leverage may also involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest which would decrease the Fund’s total return to shareholders.

Liquidity Risk. The Fund will invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are relatively less liquid or illiquid. Also, portfolio management may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, portfolio management may have to accept a lower price or may not be able to sell the security or instrument at all. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more of the Fund’s positions can adversely affect the Fund’s value or prevent portfolio management from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that portfolio management invests in other securities exempt from certain registration requirements that are deemed to be illiquid investments.

Money Market Fund Investment Risk. The Fund may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. A money market fund may not achieve its investment objective and the Fund may lose money. To the extent the Fund transacts in derivative instruments, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivative instruments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share NAV at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs.

New/Smaller Sized Fund Risk. Because the Fund is relatively new, it has a limited operating history and a small asset base. The Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger. If a new or smaller fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Nondiversification Risk. The Fund is classified as nondiversified under the 1940 Act, and therefore may hold a greater percentage of its assets in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, the Fund’s nondiversified classification gives the Fund’s portfolio management more flexibility to hold larger positions in securities than a fund that is classified as diversified.

Operational Risk. An investment in the Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in key personnel, technology and/or service providers, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect the Fund’s ability to calculate its NAV,

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process fund orders, execute portfolio trades, or perform other essential tasks in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. Implementation of business continuity plans by the Fund, the Adviser or third-party service providers in response to disruptive events such as cyber attacks on critical infrastructure, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest may increase these operational risks to the Fund. While the Fund seeks to minimize such events through internal controls and oversight of third-party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.

Passive Investment Strategy Risk. The Fund is not actively managed. An investment in the Fund involves risks similar to those of investing in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, and perceived trends in security prices. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index.

Unlike with an actively managed ETF, the Adviser does not use any techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to lessen the impact of a sustained market decline.

Risks of the Underlying Index’s Underlying Reference Asset. The Fund’s returns are related to the aggregate performance and expenses of the Underlying Index’s underlying reference asset, SPY.

The aggregation of holdings of the underlying reference asset may result in the Fund indirectly having increased exposure to a particular industry, geographical sector, or single company. Such indirect exposure may have the effect of increasing the volatility of the Fund’s returns. The Fund does not control the investments of the underlying reference asset, or any indirect exposure that occurs as a result of the underlying reference asset following its investment objective. What follows are additional risks associated with the underlying reference asset, which, in turn, may be considered to be additional risks of the Fund.

Equity Securities Risk. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and/or competitive conditions within an industry. These risks are generally magnified in the case of equity investments in distressed companies.

Exchange-Traded Funds Risk. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its NAV. ETFs also involve the risk that an active trading market for an ETF’s shares may not be maintained. In addition, an ETF that tracks a particular index may be unable to match the performance of such underlying index due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.

Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The underlying reference asset’s investments in companies in a particular industry or economic sector may increase the underlying reference asset’s exposure to industry and sector risk. As the underlying reference asset’s portfolio becomes more concentrated, the underlying reference asset is less able to spread risk and potentially reduce the risk of loss and volatility.

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Market Capitalization Risk. To the extent the underlying reference asset focuses its investments in small-, mid-, or large-sized companies, it may be subject to associated risks. At any given time, any of these market capitalizations may go in and out of favor based on market and economic conditions.

Large-Sized Companies Risk. Large-sized companies may be less able than smaller-sized companies to adapt to changing market conditions. Large-sized companies may be more mature and subject to more limited growth potential compared with smaller sized companies. During different market cycles, the performance of large-sized companies has trailed the overall performance of the broader securities markets.

Market Risk. The value of the underlying reference asset’s portfolio may decrease if the value of one or more issuers in the underlying reference asset’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the underlying reference asset’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the equity markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying reference asset invests. If the value of the underlying reference asset’s portfolio decreases, the underlying reference asset’s NAV will also decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, armed conflicts, including related sanctions, social unrest, tariffs, trade disputes, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant and negative impact on the global economies and financial markets.

Armed Conflicts Risk. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact the underlying reference asset. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant and negative impacts on the United States and broader global economy and the markets for certain securities and commodities.

Passive Investment Strategy Risk. The underlying reference asset is also not actively managed. The underlying reference asset invests in securities representative of the broad U.S. equity markets regardless of investment merit. The underlying reference asset generally will not attempt to take any defensive positions in declining markets.

Secondary Market Trading Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. However, the Fund’s shares may trade on a national securities exchange at prices above or below their most recent NAV. The “market price” for a share of the Fund fluctuates continuously throughout the national securities exchange’s trading day and is based on supply and demand for the Fund’s shares. The market price of the Fund’s shares may not track the Fund’s NAV, which is only calculated at the end of each business day.

A potential investor in the Fund will likely also incur the cost of the “spread” (the difference between the bid price and the ask price for a share of the Fund). The spread varies over time for a share of the Fund. This cost is generally smaller for a fund with significant daily trading volumes and larger for funds with smaller daily trading volumes.

Additionally, during a “flash crash,” the market price of the Fund’s shares may decline suddenly and significantly, resulting in the Fund’s shares trading at a substantial discount to its NAV. Such a decline may not reflect the performance of the Fund’s securities holdings. Flash crashes may also cause APs and other market makers to limit or cease trading in Fund shares, which may result in a further increase in the variance between market prices of the Fund’s shares and its NAV. Shareholders could suffer significant losses to the extent that they sell Fund shares during a flash crash.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market which may subject the Fund to additional costs. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated cash management vehicle or time deposits. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral. It is possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money.

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Swap Agreements Risk. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap agreement defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap agreement at the wrong time or judges market conditions incorrectly, the swap agreement may result in a loss to the Fund and reduce the Fund’s total return. Because swap agreements may have a leverage component, adverse changes in the underlying reference asset can result in gains or losses that are substantially greater than the amount invested in the swap agreement itself. Liquidity risk and market risk can each contribute significantly to a decline in a swap agreement’s value.

Swap agreements are also generally subject to the same risks involved with the Fund’s use of derivative instruments.

Total Return Swaps Risk. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap agreement. The primary risks associated with total return swap agreements are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap agreement or unfavorable changes occur to the underlying reference asset).

Total Return Swap Agreement Termination Risk. A swap agreement counterparty may be entitled to terminate a swap agreement upon the occurrence of certain extraordinary market events or at its discretion upon notice to the Fund. If the Fund is unable to enter into a new swap agreement with another suitable swap counterparty, the Adviser may recommend to the Board of Trustees to liquidate the Fund. The timing of the liquidation may not be favorable to the Fund’s shareholders.

Swap Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the swap agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery or may obtain no recovery at all.

Initially, a significant portion of the Fund’s portfolio holdings will consist primarily of contractual claims against a counterparty, making the Fund particularly vulnerable to the failure of a counterparty. Even a temporary disruption in a counterparty’s ability to perform under a swap agreement could adversely impact the Fund’s performance. The Fund may have substantial exposure to a single swap counterparty, which may result in the Fund being more susceptible to a single economic or regulatory occurrence affecting such counterparty.

Tax Risk. The Fund intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code. The federal income tax treatment of the securities in which the Fund may invest, including the Fund’s usage of certain derivative instruments, may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to RICs if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to RICs could cause the Fund to fail to qualify as such. To qualify and maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear and may have adverse tax consequences, including but not limited to the Fund losing its status as a RIC.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.

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Management of the Fund

Investment adviser

Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. The Adviser is responsible for the day-to-day management of the Fund’s investment portfolios and furnishes continuous advice and recommendations concerning the Fund’s investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of the Fund.

The Adviser (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).

Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate the Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of the Fund have approved the use of a manager-of-managers structure for the Fund.

Management expenses

The Fund uses a unitary fee structure, under which the Fund pays the Adviser a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. The Adviser’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest and dividends (including those relating to short positions (if any)), taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Fund’s Management Fee is calculated daily and paid monthly. The Fund’s advisory agreement details the Management Fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual Management Fee rate (expressed as an annual rate). The rates shown are fixed rates based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson Directionality ETF	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]

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A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement will be included in the Fund’s financial statements located in Form N-CSR for the period ending April 30. This information will be made available, free of charge, at janushenderson.com/info, under “Financial Statements and Other Information,” or by contacting a Janus Henderson representative at 1-800-668-0434. You may also request this information, as it becomes available, free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary.

[Expense Limitation

The Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of Fund assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody, sub-administration and transfer agency fees, and fees paid to the distributor). The fee waiver agreement will remain in effect at least until [ ]. The Adviser will not recover amounts previously waived or reimbursed that are related to investments in affiliated ETFs. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Trustees.]

Portfolio management

Janus Henderson Directionality ETF

Co-Portfolio Managers Benjamin Wang and Zoey Zhu jointly are responsible for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

Benjamin Wang, CFA, is Co-Portfolio Manager of Janus Henderson Directionality ETF, which he has co-managed since its inception in [ ]. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Wang holds a Bachelor of Science degree and a Master of Engineering in Computer Science from the Massachusetts Institute of Technology, and a Master of Science degree in Financial Engineering from Columbia University. Mr. Wang holds the Chartered Financial Analyst designation.

Zoey Zhu, CFA, is Co-Portfolio Manager of Janus Henderson Directionality ETF, which she has co-managed since its inception in [ ]. She is also Portfolio Manager of other Janus Henderson accounts. She joined the Adviser in 2018. Ms. Zhu holds a Bachelor of Computing degree from National University of Singapore and a Master of Science Degree in Computational Finance from Carnegie Mellon University. Ms. Zhu holds the Chartered Financial Analyst designation.

Information about portfolio management’s compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Fund, is included in the Fund’s SAI.

Conflicts of Interest

The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

In addition, from time to time, the Adviser or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other Janus Henderson funds. Increasing the Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. The Adviser and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by the Adviser or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. The Adviser considers the effect of redemptions on the Fund and other shareholders in deciding whether to dispose of its shares of the Fund.

The Adviser believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund’s SAI.

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Other Information

DISTRIBUTION OF THE FUND

Creation Units for the Fund are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Dividends, Distributions and Taxes

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.

Distribution Schedule

Dividends from net investment income are generally declared and distributed to shareholders [quarterly]. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your financial intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily NAV. The Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Dividends received from REITs, certain foreign corporations, and income received “in lieu of” dividends in a securities lending transaction generally will not constitute qualified dividend income.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund

20 | Janus Detroit Street Trust

shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December, and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”).

Taxes on Sales

Any time you sell the shares of the Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.

For shares purchased and sold from a taxable account, your financial intermediary will report cost basis information to you and to the IRS. Your financial intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your financial intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Fund

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.

Certain fund transactions may involve futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for the Fund to meet these requirements so that any earnings on your investment will not be subject to federal income tax twice. If the Fund invests in a partnership, however, it may be subject to state tax liabilities.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

For additional information, see the “Income Dividends, Capital Gains Distributions, and Tax Status” section of the SAI.

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Shareholder’s Guide

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you may incur brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on the [ ] under the trading symbol [ ]. Share prices are reported in dollars and cents per share.

APs may acquire Fund shares directly from the Fund, and APs may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the Fund’s SAI.

Pricing of fund shares

The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“Business Day”). However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for the Fund to value its securities, or as permitted by the SEC. Foreign securities held by the Fund, as applicable, may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (“Valuation Procedures”). To the extent available, equity securities (including shares of ETFs) are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, if applicable, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The methodologies employed when fair valuing securities may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.

The value of the securities of mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

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Distribution and servicing fees

Distribution and Shareholder Servicing Plan

[The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay the Distributor, or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund ("12b-1 fee”). However, payment of a 12b-1 fee has not been authorized at this time.]

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The 12b-1 fee may cost an investor more than other types of sales charges.

Payments to financial intermediaries by the Adviser or its affiliates

From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries for making Janus Henderson funds available to their clients for distribution, marketing, promotional, data, or related services and/or for providing transaction processing and other shareholder or administrative services. The Adviser or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by the Adviser and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by the Adviser or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different intermediaries. The Adviser may determine to make payments based on any number of factors or metrics. For example, the Adviser may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, an amount based on the intermediary’s net sales of one or more funds in a year or other period, or a fee based on the management fee received by the Adviser, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. The Adviser currently maintains asset-based agreements with certain intermediaries on behalf of the Trust. The amount of compensation paid by the Adviser varies from intermediary to intermediary. More information regarding these payments is contained in the Fund’s SAI.

With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, the Adviser or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means), and the Committee on Uniform Security Identification Procedures (“CUSIP”) and fund setup fees in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for certain of these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, the Adviser or its affiliates may also share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, and support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the

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Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

Purchasing and selling shares

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged.

The Fund does not impose any minimum investment for shares of the Fund purchased on the Exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a commission or other charges determined by your financial intermediary. Due to these commission costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission may be a significant cost for investors seeking to buy or sell small amounts of shares.

Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the Fund’s SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Business Day with respect to the Fund is each day the Exchange is open. Orders from APs to create or redeem Creation Units will only be accepted on a Business Day. On days when the Exchange or the bond market closes earlier than normal (or on days when the bond market is closed but the Exchange is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for APs to submit orders for Creation Units, in accordance with the 1940 Act. See the Fund’s SAI for more information.

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In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide additional documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify your identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about your financial intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.

Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as

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of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand for shares of the Fund.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the Fund’s premium/ discount to NAV for the most recently completed calendar year and the most recently completed calendar quarters since that calendar year end (or the life of the Fund, if shorter) will be available at janushenderson.com/performance by selecting the Fund for additional details.

Investments by Other Investment Companies

The Trust and Janus Investment Fund are part of the same “group of investment companies” for purposes of Section 12(d)(1) (G) of the 1940 Act.

Under the 1940 Act, purchases or acquisitions by the Fund of shares issued by registered investment companies (including other ETFs) and business development companies (“BDCs”) and the purchase or acquisition of Fund shares by registered investment companies, BDCs, and investment vehicles relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except where an exemption is available, including as provided in Sections 12(d)(1)(F) and (G) and Rule 12d1-4 thereunder. Rule 12d1-4 permits registered investment companies and BDCs to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company or BDC first enter into a written agreement with the Trust regarding the terms of the investment, among other conditions.

Excessive Trading

Unlike traditional mutual funds, the frequent trading of Fund shares generally does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. APs are authorized to purchase and redeem Fund shares directly with the Fund in Creation Units. Creation Unit transactions that are effected using securities (i.e., in-kind) do not cause any of the harmful effects to the issuing fund (as previously noted). However, Creation Unit transactions effected using cash can potentially subject the Fund and its shareholders to those harmful effects. As a result, the Fund requires APs to pay transaction fees to cover brokerage and certain related costs when purchasing or redeeming Creation Units. Those fees are designed to protect the Fund and its shareholders from the dilutive costs associated with frequent creation and redemption activity. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

Fund website & availability of portfolio holdings information

Each Business Day, the Fund’s portfolio holdings information is provided by its custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on the Business Day before commencement of trading in shares on the Exchange, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV. A complete schedule of the Fund’s portfolio holdings will be available semiannually and annually in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of each fiscal quarter. The Fund’s Form N-CSR and Form N-PORT filings will be available on the SEC’s website at http://www.sec.gov.

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For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund’s SAI.

Shareholder communications

Statements and Reports

Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law. In addition, your financial intermediary or plan sponsor is also responsible for providing annual and semiannual reports. Please contact your financial intermediary or plan sponsor to obtain these reports.

You may also obtain copies of the Fund’s annual and semiannual reports, SAI and other information, such as the Fund’s financial statements (when available), free upon request by calling Janus Henderson at 1-800-668-0434 or you can access and download these documents at the Fund’s website: janushenderson.com/info.

The Fund’s fiscal year ends October 31st.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

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Financial Highlights

No financial highlights are presented for the Fund since the Fund is new.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, semiannual report, or Fund financial statements (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a representative at 1-800-668-0434. The Fund’s Statement of Additional Information, most recent annual and semiannual reports, and Fund financial statements (as they become available) are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. Reports and other information about the Fund are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info

151 Detroit Street
Denver, CO 80206-4805
1-800-668-0434

The Trust’s Investment Company Act File No. is 811-23112.

November 13, 2026

	Ticker	Listing Exchange
Janus Henderson Directionality ETF	[ ]	[]

Subject to Completion
Preliminary Statement of Additional Information Dated November 13, 2026

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Janus Detroit Street Trust

Statement of Additional Information

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Janus Henderson Directionality ETF (the “Fund”), which is a separate series of Janus Detroit Street Trust, a Delaware statutory trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

This SAI is not a Prospectus and should be read in conjunction with the Fund’s Preliminary Prospectus dated November 13, 2026, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a representative at 1-800-668-0434. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus. The Fund has not commenced operations as of the date of this SAI and therefore did not have financial information to report for the Trust’s October 31 fiscal year end. The Annual and Semiannual Reports (as they become available) are available, without charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a representative at 1-800-668-0434.

Table of Contents

Classification, Investment Policies and Restrictions, and Investment Strategies and Risks	2
Investment Adviser	20
Custodian, Transfer Agent, and Certain Affiliations	25
Portfolio Transactions and Brokerage	26
Shares of the Trust	28
Securities Lending	37
Income Dividends, Capital Gains Distributions, and Tax Status	38
Trustees and Officers	42
Principal Shareholders	50
Miscellaneous Information	51
Shares of the Trust	51
Shareholder Meetings	51
Voting Rights	51
Investments By Other Investment Companies	52
Independent Registered Public Accounting Firm	52
Registration Statement	52
Financial Statements	53
Appendix A – Proxy Voting Policy and Procedures	54

Classification, Investment Policies and Restrictions,
and Investment Strategies and Risks

JANUS DETROIT STREET TRUST

This Statement of Additional Information includes information about the Fund, which operates as a passively managed exchange-traded fund (“ETF”) and is a series of the Trust, an open-end, management investment company.

The Fund offers and issues shares at its net asset value (“NAV”) per share only in aggregations of a specified number of shares (“Creation Unit”), in exchange for a designated portfolio of securities, assets or other positions and/or cash (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on [ ] (the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Unlike mutual funds, the Fund’s shares are not individually redeemable securities. Rather, the Fund’s shares are redeemable only in Creation Units, and generally, in exchange for portfolio investments and a Cash Component. The size of a Creation Unit to purchase shares of the Fund may differ from the size of a Creation Unit required to redeem shares of the Fund. The size of a Creation Unit may be modified by Janus Henderson Investors US LLC (the “Adviser”) with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. In the event of liquidation of the Fund, the number of shares in a Creation Unit may be significantly reduced.

The Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. Some of the information in this SAI and the Prospectus, such as information about purchasing and redeeming shares from the Fund and transaction fees, is not relevant to most retail investors because it applies only to transactions for Creation Units. Refer to “Creation and Redemption of Creation Units” below.

Once created, the Fund’s shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing the Fund’s shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to commissions and charges.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain foreign (non U.S.) exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing under the following circumstances, as may be applicable: (i) if the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11, under the Investment Company Act of 1940, as amended (the “1940 Act”); (ii) if the Fund fails to meet certain continuing listing standards of the Listing Exchange; (iii) if following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for at least 30 consecutive trading days; or (iv) if any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

As in the case of other publicly traded securities, when you buy or sell shares through a financial intermediary you incur a commission determined by that financial intermediary.

Shares of the Fund trade on the Listing Exchange or in the secondary market at prices that may differ from their NAV because such prices may be affected by market forces (such as supply and demand for the Fund’s shares). The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its investment objective. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

CLASSIFICATION

The 1940 Act classifies funds as either diversified or nondiversified. The Fund is classified as nondiversified.

ADVISER

Janus Henderson Investors US LLC (the “Adviser”) is the investment adviser for the Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUND

The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund if a matter affects just the Fund) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund) are present or represented by proxy. The following policies are fundamental policies of the Fund.

The Fund may not:

[(1) Invest 25% or more of the value of its net assets in any particular industry or group of industries (other than U.S. Government securities, including those issued or guaranteed by U.S. Government agencies, instrumentalities or authorities, and securities of other investment companies).

(2) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(3) Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(4) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(5) Borrow money, except as permitted under the 1940 Act, the rules or regulations thereunder or other governing statute, or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, or otherwise as permitted by the SEC or other regulatory agency with authority over the Fund. This policy shall not prohibit short sales transactions, or futures, options, swaps, repurchase transactions (including reverse repurchase agreements), or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.

(6) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

The Board of Trustees of the Trust (the “Trustees”) [has adopted] additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1) If the Fund is an underlying fund in a fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3) The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, “to be announced” commitments, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s NAV, provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5) The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

(6) The Fund may not invest in companies for the purpose of exercising control of management.]

Under the terms of an exemptive order received from the SEC, the Fund may borrow money from or lend money to other funds that permit such transactions and for which the Adviser or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Any delay in repayment to the lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing fund may be unable to repay the loan when due. While it is expected that the Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, the Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of the Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.

Except for the Fund’s policies with respect to investments in illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this SAI and/or the Fund’s Prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

For purposes of the Fund’s policies on investing in particular industries, the Fund utilizes any one or more of the industry sub-classifications used by one or more widely recognized third-party providers and/or as defined by the Adviser. The policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The Fund may change any source used for determining industry classifications and sub-classifications without prior shareholder notice or approval.

INVESTMENT STRATEGIES AND RISKS

A discussion of the principal strategies and risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Principal Investment Strategy,” “Principal Investment Risks,” and “Risks of the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

General Considerations and Risks

Investments in the Fund should be made with an understanding that the value of the portfolio of securities held by the Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of equity securities generally and other factors discussed herein.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

The principal trading market for some of the securities held by the Fund may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Diversification

Funds are classified as either diversified or nondiversified. To be classified as diversified under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as nondiversified under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in securities than a fund that is classified as diversified. This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Correlation and Tracking Risk

Several factors may affect the Fund’s ability to obtain its targeted leveraged investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivative instruments; (2) bid-ask spreads; (3) the Fund holding instruments that are illiquid or the market for which becomes disrupted; (4) the need to conform the Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; (5) market movements that run counter to the

Fund’s investments (which will cause divergence between the Fund and the underlying reference asset over time due to the mathematical effects of leveraging); and (6) disruptions and illiquidity in the markets for securities or derivative instruments held by the Fund.

Even if there is a perfect correlation between the Fund and the leveraged return of the underlying reference asset on a daily basis, the symmetry between the changes in the underlying reference asset and the changes in the Fund’s NAV can be altered significantly over time by a compounding effect.

Concentration Risk

To the extent the Fund’s underlying index, the Janus Henderson Equity Directionality Index (the “Underlying Index”) underlying reference asset focuses its investments in any single type of investment, including in a given industry, sector, country, region, or types of security, companies in its portfolio may share common characteristics and react similarly to market developments. For example, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund’s net asset value. As a result, the Fund may be subject to greater risks and its net asset value may fluctuate more than a fund that does not concentrate its investments.

Cyber Security Risk

The Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites or a service provider’s systems, which renders them inoperable to intended users until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s service providers (including, but not limited to, the Adviser, custodians, transfer agents, sub-administrators, and financial intermediaries) may subject the Fund to many of the same risks associated with direct cyber security failures or breaches, and may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future. The Fund could be negatively impacted as a result. While the Adviser has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers or their service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. The rapid development and increasingly widespread use of artificial intelligence (“AI”) could increase the effectiveness of cyber-attacks and exacerbate the risks.

Derivative Instruments

A derivative is a financial instrument whose performance is derived from the performance of another underlying reference asset.

The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations (see “Income Dividends, Capital Gains Distributions, and Tax Status”).

Investments in derivative instruments in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying reference asset. As a result, the use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the underlying reference asset. The use of derivative instruments may result in larger losses or smaller gains than otherwise would be the case. Derivative instruments can be volatile and may involve significant risks, including:

Counterparty Risk. Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative instrument will be unable to honor its financial obligation to the Fund.

Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in derivative instruments where the investment loss can exceed the original amount invested. The use of investment techniques can create a leveraging effect on the Fund, which can result in losses that greatly exceed the amount originally invested by the Fund.

Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index Risk. Index risk is the risk that the derivative linked to the performance of an index, will also be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Derivative instruments may generally be traded over-the-counter (“OTC”) or on an exchange. Derivative instruments traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty risk.

In an effort to mitigate counterparty risk associated with derivative instruments traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

[The Adviser has filed a notice of eligibility for exemption from the definition of the term “commodity pool operator” with respect to the Fund in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Adviser is not subject to regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Fund.

The Fund may enter into futures contracts and related options as permitted under Rule 4.5. The Adviser will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If the Fund cannot meet the requirements of Rule 4.5, the Adviser and the Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. The Adviser is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption.]

Risk of Government Regulation. Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into derivatives and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives transactions and certain financial instruments.

Pursuant to Rule 18f-4, the Fund has adopted and implemented a derivatives risk management program (“DRMP”) designed to identify, assess, and reasonably manage the risks associated with derivatives and certain other transactions. Under the DRMP, the Fund is required to comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level). The DRMP is administered by a “derivatives risk manager,” who is approved by the Trustees, and who periodically reviews the DRMP and reports to the Trustees. While the Fund is not required to segregate assets to cover derivatives transactions and certain financial instruments pursuant to Rule 18f-4, the Fund will continue to do so for other instruments as required under applicable federal securities laws.

In addition, the SEC, the Commodity Futures Trading Commission (“CFTC”), and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments may limit or prevent the Fund from using these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Fund will continue to monitor developments in the area, particularly to the extent regulatory changes affect the ability to enter into derivative transactions. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Equity Securities

The Fund may invest in equity securities, which include, but are not limited to, common and preferred stocks.

Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.

Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

ESG Exclusions Policy

The Adviser has adopted a firmwide environmental, social, and governance (“ESG”) exclusions policy that generally applies to the accounts it manages, including the Fund. Using third-party inputs, the Adviser applies exclusionary criteria to seek to avoid investing in securities of issuers that, in the determination of the Adviser, manufacture cluster munitions, anti-personnel mines, chemical weapons, and biological weapons.

Exchange-Traded Funds

The Fund may invest in affiliated or unaffiliated ETFs to gain exposure to a particular portion of the market, to assist with cash management, and/or for other purposes. ETFs are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs. Since ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments, there may be times when ETFs trade at a premium or discount. In the case of affiliated ETFs, unless waived, the Fund’s adviser will earn fees both from the Fund and from the underlying ETF, with respect to assets of the Fund invested in the underlying ETF. The Fund is also subject to the risks associated with the securities in which the ETF invests.

Futures Contracts

In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before the delivery date if a liquid market is available. The Fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party’s position declines, that party will be required to make additional payments to settle the change in value on a daily basis. This process of “marking to market” will be reflected in the daily calculation of open positions computed in the Fund’s NAV. The party that has a gain is entitled to receive all or a portion of this amount.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe marking to market payments to the Fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Because there are a limited number of types of exchange-traded futures contracts, it is possible that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the futures position will not track the performance of the Underlying Index or the Underlying Index’s underlying reference asset.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. If price changes in the Fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Furthermore, the anticipated spread between the price of the futures contract and the security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets, and the participation of speculators in such markets.

Options on Futures Contracts. The Fund reserves the right to buy or sell options on futures contracts. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract.

Illiquid Investments

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include certain securities that are purchased in private placements, are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain securities previously deemed liquid may become illiquid over time, particularly in periods of economic distress.

If illiquid investments that are assets exceed 15% of the Fund’s net assets, the Fund will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time. Because illiquid investments may not be readily marketable, portfolio management may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the NAV of the Fund to decline.

Investment Company Securities

From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act or as otherwise permitted by the SEC. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent the Fund is an underlying fund in a fund of funds managed by the Adviser, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). The Fund may invest in other investment companies beyond these statutory limits to the extent the Fund abides by certain conditions of Rule 12d1-4 under the 1940 Act. The Fund may invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provision of the 1940 Act that governs the operation of money market funds as part of a cash sweep program. The Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder.

To the extent the Fund invests in money market funds or other funds, the Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that the Adviser serves as the investment adviser to underlying Janus Henderson funds or investment vehicles in which the Fund may invest, the Adviser may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund generally compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect the Fund’s return potential.

As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of ETFs and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an ETF or closed-end fund decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

Leverage

The Fund intends regularly to use leveraged investment techniques in pursuing its investment objective. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when the Fund achieves the right to a return on a capital base that exceeds the amount of the Fund’s net assets. Leverage creates the potential for greater gains to shareholders of the Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAV of the Fund’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Fund to pay interest which would decrease the Fund’s total return to shareholders.

Special Note Regarding the Correlation Risks of the Fund. As discussed in the Prospectus, the Fund may, at times, be “leveraged” meaning it has an investment objective to, depending on market returns, periodically match 200% of the performance of the underlying reference asset on a given day. In addition, there is a special form of correlation risk that derives from the Fund’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of the Fund to dynamically adjust its use of leverage based on the “target exposures” described in the table below.

Prior 1-Day Return	Prior 5-Day Return	Target Exposure
Negative (worse than -0.1%)	Negative (worse than -1%)	200%
Positive (better than +0.1%)	Negative (worse than -1%)	150%
Negative (worse than -0.1%)	Positive (better than +1%)	100%
Positive (better than +0.1%)	Positive (better than +1%)	50%*

*	Remaining balance is allocated to cash or cash equivalents.

The Fund’s return for periods longer than one day is primarily a function of the following:

a)	underlying reference asset’s performance;
b)	financing rates associated with leverage;
c)	other fund expenses;
d)	dividends paid by companies in the underlying reference asset; and
e)	period of time.

Issuer Concentration

The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments. A portfolio of a small number of issuers may also have elevated risks to changes in general economic conditions, cyclical market patterns, adverse labor relations, political events, obsolescence of technologies, and increased competition that may negatively affect the profitability or viability of an issuer. The Fund’s investment strategy to concentrate its portfolio on a smaller number of holdings could result in more volatility in the Fund’s performance and NAV.

Money Market Instruments

The Fund may invest in a variety of money market instruments for cash management purposes on an ongoing basis to provide liquidity and/or manage collateral requirements. The money market instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper; (iv) repurchase agreements; and (v) money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. The Fund may also invest in affiliated money market funds (including private funds operating as money market funds that are not registered under the 1940 Act).

Operational Risk

An investment in the Fund can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect the Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through internal controls and oversight of third party service providers, there is no guarantee that the Fund will not suffer losses if such events occur.

Special Operational Risk considerations concerning the use of Artificial Intelligence. The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively “AI Technologies”), may adversely impact the services provided to the Fund by its service providers. For example, service providers to the Fund (including, without limitation, the Fund’s Adviser, fund accountant, custodian, or transfer agent) may use and/or expand the use of AI Technologies in their business operations. The challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors. Actual usage of AI Technologies by the Fund’s service providers will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Fund.

Regulatory Changes and Market Events and Risks

Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s ability to achieve its investment objectives or otherwise adversely impact an investment in the Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.

Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets, which provided for widespread regulation of the financial industry, including expanded federal oversight in the financial sector. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other future government interventions into the economy and financial markets may not work as intended.

Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, some countries, including the United States have adopted and/or are considering the adoption of more protectionist trade policies. The rise in protectionist trade policies, with potential changes to some international trade agreements, may affect the global economy in ways that cannot be presently foreseen.

The value and liquidity of the Fund’s holdings are also generally subject to the risk of significant future local, national, or global economic or political disruptions or slowdowns in the markets in which the Fund invests, especially given that the economies and financial markets throughout the world are becoming increasingly interconnected and reliant on each other. In the event of such an occurrence, the issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events, conflicts, or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of the Fund’s assets. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement, the Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven calendar days are subject to the 15% limit on illiquid investments that are assets. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. There is no guarantee that the Adviser’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

Reverse repurchase agreements are transactions in which the Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio. The Fund will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. The Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.

Securities Lending

The Fund may lend its securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed one-third of the Fund’s total assets.

Approved borrowers are financial institutions that meet the Fund’s securities lending program requirements, which require that (i) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (ii) the loan be made subject to termination by the Fund at any time; and (iii) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned on the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

To the extent the Fund engages in securities lending, there is the risk of a delay in recovering loaned securities. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase a replacement security in the market. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to the Fund.

The Adviser currently intends to invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, or in time deposits, which are managed by the Fund’s securities lending agent. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and the affiliated cash management vehicle in which a portion of the cash collateral is invested, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and the affiliated cash management vehicle. Additionally, the investment adviser receives an investment advisory fee for managing the affiliated cash management vehicle and therefore may have an incentive to allocate collateral to the affiliated cash management vehicle, rather than to other collateral management options for which the Adviser does not receive compensation.

Swap Agreements and Swap-Related Products

The Fund may enter into swap agreements and other derivatives to gain exposure to an underlying asset without actually purchasing such asset, or obtain leveraged exposure to a position including in circumstances in which direct investment is restricted, impossible, or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, index, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities.

The Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of “total return” swap agreement, the Fund’s counterparty will agree to pay the Fund the rate at which the specified underlying reference asset or indicator (e.g., a single issuer, an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which the specified underlying reference asset or indicator decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.

As a result, the swap has a similar economic effect as if the Fund were to invest in the underlying reference asset in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the underlying reference asset less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying reference asset, the Fund will not be an owner of the underlying reference asset and will not have voting or similar rights in respect of such underlying reference asset.

The Fund may enter into any of several types of swap agreements, including but not limited to:

Total Return Swap Agreements. Total return swap agreements may be used as economically similar substitutes for owning the underlying reference asset specified in the total return swap, such as the securities that comprise a given market index. They also may be used as a means of obtaining exposure in markets where the underlying reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that underlying reference asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or equity index in a potentially more economical way.

If the creditworthiness of the Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

A swap agreement may be considered illiquid for purposes of the Fund’s illiquid investment limitations if it cannot be terminated in the ordinary course of business within seven days at approximately the amount the Fund has valued the asset.

The use of swap agreements is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap agreement requires an understanding not only of the underlying reference asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If portfolio management is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund could be less favorable than it would have been if this investment technique were not used.

Options on Swap Agreements. An option on swap agreements (a “swaption”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, on specified terms at a designated future time. Depending on the particular terms, the Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium paid should the option expire unexercised. When the Fund writes a swaption, upon exercise of the swaption the Fund will become obligated according to the terms of the underlying swap agreement.

U.S. Government Securities

The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities.

U.S. Government securities in which the Fund may invest include U.S. Treasury securities, including Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. They may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

INFORMATION ABOUT THE UNDERLYING INDEX PROVIDER AND DISCLAIMERS

[The Fund will attempt to seek investment results that correspond generally, before fees and expenses, to the performance of the Janus Henderson Equity Directionally Index (“Underlying Index”). Janus Henderson Indices LLC (“JH Indices” or “Index Provider”) is affiliated with the Fund and the Adviser.] This affiliation may create potential conflicts for JH Indices as it may have an interest in the performance of the Fund, which could motivate it to alter the index methodology for the Underlying Index. JH Indices has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

The Fund is entitled to use its Underlying Index at no charge pursuant to a licensing agreement with JH Indices and the Adviser.

The only relationship that JH Indices has with the Fund, the Adviser, or ALPS Distributors, Inc., the distributor of the Fund, in connection with the Fund is that JH Indices has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, ALPS Distributors, Inc., or owners of the Fund. JH Indices has no obligation to take the specific needs of the Adviser, ALPS Distributors, Inc., or owners of the Fund into consideration in the determination and calculation of the Underlying Index. JH Indices is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the net asset value of the Fund. JH Indices has no obligation or liability in connection with the administration or trading of the Fund.

ALTHOUGH JH INDICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF EITHER UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO EITHER UNDERLYING INDEX OR DATA. JH INDICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EITHER UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO THE ADVISER FOR ANY OTHER USE. JH INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EITHER UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of either the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of either the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

The Adviser and the Adviser’s logo are service marks of the Adviser. All other trademarks, service marks or registered trademarks are the property of their respective owners. These marks have been licensed for use by JH Indices.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by the Fund were replaced once during the fiscal year. The Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, the investment style and/or outlook of portfolio management, or due to a restructuring of the Fund’s portfolio as a result of a change in portfolio management. The Fund’s portfolio turnover rate may be higher when the Fund finds it necessary to significantly change its portfolio to respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

As of the date of this SAI, portfolio turnover rates are not available for the Fund because the Fund is new.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The ETF Holdings Disclosure Policies and Procedures adopted by the Adviser and the series of the Trust (the “Janus Henderson funds”) are designed to ensure that the Fund’s portfolio holdings information is disclosed in a manner that (i) is consistent with applicable legal requirements and in the best interest of the Fund’s shareholders; (ii) does not put the interests of the Adviser, ALPS Distributors, Inc. (“ALPS” or the “Distributor”), or any affiliated person of the Adviser or ALPS, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. Item (iii) above does not preclude the provision of portfolio holdings information not available to other current or prospective Fund shareholders to certain Entities to the extent such information is necessary to facilitate Creation Unit transactions. These “Entities” are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and market makers and other institutional market participants and entities that provide information for transactional services.

Disclosure of Portfolio Holdings in Accordance with Regulatory Requirements. Each business day, the Fund’s portfolio holdings information is provided to the Fund’s custodian or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day. In addition, on each business day before commencement of trading in shares on the Listing Exchange, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s next calculation of the NAV.

Disclosure of Portfolio Holdings as Required by Applicable Law. The Fund’s portfolio holdings will be available semiannually and annually in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of each fiscal quarter. The Fund’s Form N-CSR and Form N-PORT filings will be available on the SEC’s website at http://www.sec.gov.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and in providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of the Adviser, ALPS and its affiliates, and the administrator, custodian, and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by the head of the applicable investment unit or a delegate in consultation with the Fund’s Chief Compliance Officer or a designee, that the Fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. The Chief Compliance Officer reports to the Fund’s Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, the head of the applicable investment unit or a delegate, in consultation with the Fund’s Chief Compliance Officer, has the authority to waive one or more provisions of, or make exceptions to, the ETF Holdings Disclosure Policies and Procedures when in the best interest of the Fund and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties.

Investment Adviser

INVESTMENT ADVISER – JANUS HENDERSON INVESTORS US LLC

As stated in the Prospectus, the Fund has an Investment Advisory Agreement (“Advisory Agreement”) with Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805. The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group LTD, a global asset manager. Effective June 30, 2026, Janus Henderson Group plc changed its name to Janus Henderson Group LTD and was acquired by, among others, Trian Fund Management, L.P., and its affiliated funds, and General Catalyst Group Management, LLC, and its affiliated funds.

The Fund’s Advisory Agreement continues in effect for an initial term of two years and from year to year thereafter so long as such continuance is approved at least annually by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of the Fund, or the Adviser, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement provides that the Adviser will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund and certain other advisory-related services. Pursuant to the Advisory Agreement, under the unitary fee structure, the Fund pays the Adviser a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund. The fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Adviser has received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).

Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight and supervision by the Trustees, would have responsibility to oversee such subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate. In the event that the Adviser hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of the Fund have approved the use of a manager-of-managers structure for the Fund.

The Adviser also provides certain administration services necessary for the operation of the Fund, including, but not limited to, the preparation of prospectuses.

The Fund pays a monthly Management Fee to the Adviser for its services. The fee is based on the daily net assets of the Fund and is calculated at the following annual rate.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fees (%) (annual rate)
Janus Henderson Directionality ETF	[ ]	[ ]
	[ ]	[ ]
	[ ]	[ ]

As of the date of this SAI, no Management Fees were paid because the Fund is new.

EXPENSE LIMITATIONS

[The Adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which the Fund invests. Pursuant to this agreement, the waiver amount is equal to the amount of the Fund’s assets invested in the affiliated ETF, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETF (including, but not limited to custody, sub-administration and transfer agency fees, and fees paid to the distributor). The fee waiver agreement will remain in effect at least until [ ]. The Adviser will not recover amounts previously waived or reimbursed that are related to investments in affiliated ETFs. The fee waiver agreement may be modified or terminated prior to this date only at the discretion of the Trustees.]

As of the date of this SAI, no Management Fees were waived because the Fund is new.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY THE ADVISER OR ITS AFFILIATES

From their own assets, the Adviser or its affiliates pay selected brokerage firms or other financial intermediaries for making Janus Henderson funds available to their clients or for distribution, marketing, promotional, data, or related services and/or for providing transaction processing and other shareholder or administrative services. The Adviser or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. The Adviser or its affiliates make payments to one or more intermediaries for operational and/or platform set-up and maintenance fees on a per fund basis, often referred to as Committee on Uniform Security Identification Procedures (“CUSIP”) fees. Payments made by the Adviser and its affiliates to intermediaries may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by the Adviser or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by the Adviser or its affiliates, may be substantial, and may differ for different intermediaries. The Adviser may determine to make payments based on any number of factors or metrics. For example, the Adviser may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, an amount based on the intermediary’s net sales of one or more funds in a year or other period, or a fee based on the management fee received by the Adviser, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. The Adviser currently maintains asset-based agreements with certain intermediaries on behalf of the Trust. Other factors may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, disposition and retention rates of assets held through the intermediary, the willingness to cooperate with the Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings vary from one intermediary to another and may change from time to time. As of [ ], 2027, the broker-dealer firms with which the Adviser or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of certain Janus Henderson ETFs are [E*Trade Securities LLC; Fidelity Brokerage Services LLC; The Guardian Life Insurance Company of America; LPL Financial LLC; Morgan Stanley Smith Barney, LLC; National Financial Services LLC; Park Avenue Securities LLC; Pershing LLC; Raymond James Financial Services, Inc.; and Raymond James & Associates, Inc.] Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

With respect to non-exchange-traded Janus Henderson funds, the Adviser or its affiliates may pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means), and the CUSIP and fund setup fees in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, the Adviser or its affiliates may also share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, and support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. The Adviser or its affiliates may also pay intermediaries for the development of technology platforms and reporting systems. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-investment company investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of Janus Henderson funds. Please contact your financial intermediary or plan sponsor for details on such arrangements.

ADDITIONAL INFORMATION ABOUT THE ADVISER

The Adviser has adopted procedures (including trade allocation procedures described in the “Portfolio Transactions and Brokerage” section of this SAI) that it believes are reasonably designed to mitigate potential conflicts and risks. For example, the Adviser manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

To mitigate this potential conflict, the Adviser has procedures that prohibit portfolio management from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which portfolio management is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of the Adviser’s senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.

The Fund and other funds advised by the Adviser or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, Janus Henderson funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, the Adviser receives an investment advisory fee for managing affiliated money market funds, and the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by the respective portfolio management. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of ETFs, hedge funds, private funds, and other Janus Henderson financial products managed by the Adviser. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and other Janus Henderson financial products. The Trustees intend to address any such conflicts as deemed appropriate.

[ALPS Distributors, Inc.’s Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trustees have approved a Code of Ethics adopted by ALPS. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Code of Ethics applies to the personal investing activities of ALPS Distributors, Inc. (“Access Persons”). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Code of Ethics permits personnel subject to the Code to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.]

Janus Henderson Personal Code of Ethics

The Adviser currently has in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gifts, Entertainment and Other Benefits Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure the Adviser’s personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund’s shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund’s shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Account Dealing Policy, all the Adviser personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that the Adviser believes is not detrimental to the Fund. In addition, the Adviser’s personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of the Adviser, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.

In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances the Adviser personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICY AND PROCEDURES

The Trustees of the Trust have delegated to the Adviser the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with the Adviser’s own policies and procedures. The Adviser’s proxy voting policies and procedures, including specific voting guidelines, are included in Appendix A of this SAI and are also available at janushenderson.com/proxyvoting.

The Adviser or its affiliates will publicly disclose vote reporting in line with local market requirements or practices and/or where, in the Adviser’s view, it is appropriate. The Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, upon request, by calling 1-800-525-1093, through janushenderson.com/proxyvoting, or from the SEC through the SEC website at http://www.sec.gov.

Custodian, Transfer Agent, and Certain Affiliations

[JPMorgan Chase Bank, N.A. (“JP Morgan” or the “Custodian”), 383 Madison Avenue, New York, NY 10179 is the custodian of the domestic securities and cash of the Fund. JP Morgan is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to JP Morgan certain responsibilities for such assets, as permitted by Rule 17f-5. JP Morgan and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund. JP Morgan also serves as transfer agent for the shares of the Fund (“Transfer Agent”).

JP Morgan also provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with the Adviser, on behalf of the Fund. The Adviser may cancel this agreement at any time with 90 days’ notice. As compensation for such services, the Adviser pays JP Morgan a fee based on a percentage of the Fund’s assets, and a flat fee, for certain services. The Adviser serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. The Adviser does not receive any additional compensation, beyond the unitary fee, for serving as administrator. Pursuant to agreements with the Fund, J.P. Morgan Securities LLC, an affiliate of JP Morgan, may execute portfolio transactions for the Fund, including but not limited to, in connection with cash in lieu transactions (as described under Fund Deposit and Redemption of Creation Units).]

[ALPS Distributors, Inc. (“ALPS” or the “Distributor”), 1290 Broadway, #1000, Denver, Colorado 80203-5603 is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ALPS acts as the agent of the Fund in connection with the sale of its shares in all states in which such shares are registered and in which ALPS is qualified as a broker-dealer. Under the Distribution Agreement, ALPS offers Creation Units of the Fund’s shares on an ongoing basis.

Pursuant to an agreement with ALPS, Janus Henderson Distributors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, and a member of FINRA, also provides marketing and promotional services on behalf of the Fund. Janus Henderson Distributors US LLC does not receive any compensation from the Fund or ALPS for such services.]

Portfolio Transactions and Brokerage

The Adviser, or its affiliates, acting pursuant to the Global Execution Agreement, initiate all portfolio transactions of the Fund. The Adviser is party to a Global Execution Agreement with certain Janus Henderson affiliates (each a “Trading Affiliate”) that allows trades in foreign markets to be executed by personnel in the relevant market through such Trading Affiliates. Personnel of the Trading Affiliates providing trade execution services are subject to brokerage policies and procedures and oversight by Janus Henderson Investors’ Front Offices Governance and Risk Committee. As used in this Portfolio Transactions and Brokerage section, the term “Adviser” also includes its Trading Affiliates.

The Adviser selects broker-dealers for the Fund as part of its discretionary responsibilities under the Advisory Agreement and broker selection is determined by the Adviser’s duty to seek best execution. Janus Henderson’s Best Execution Committee will periodically review the quality of execution that the Adviser receives from broker-dealers and the Adviser’s trading desks will continually evaluate the effectiveness of the executing brokers and trading tools utilized. The Adviser does not consider a broker-dealer’s sale of shares of the Fund or gifts and entertainment received from registered representatives of broker-dealers when choosing a broker-dealer to effect transactions.

The Adviser has a duty to seek “best execution” of all portfolio transactions by reasonably seeking to obtain the best possible result under the circumstances. The Adviser considers a number of factors including but not limited to: an understanding of prices of securities currently available and commission rates and other costs associated with various trading tools, channels and venues; the nature, liquidity, size and type of the security being traded and the character of the markets for which the security will be purchased or sold; the activity, existing and expected, in the market for the particular security; the potential impact of the trade in such market and the desired timing or urgency of the trade pursuant to the investment decision; any portfolio restrictions associated with asset types; the ability of a broker-dealer to maintain confidentiality, including trade anonymity; the quality of the execution, clearance, and settlement services of a broker-dealer; the financial stability of the broker-dealer and the existence of actual or apparent operational problems of the broker-dealer; and principal commitment by the broker-dealer to facilitate the transaction.

The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

The Fund generally buys and sells fixed-income securities in principal and agency transactions in which no brokerage commissions are paid. However, the Fund may engage an agent and pay commissions for such transactions if the Adviser believes that the net result of the transaction to Fund will be no less favorable than that of contemporaneously available principal transactions. The implied cost of executing fixed-income securities transactions for each Fund primarily will consist of bid-offer spreads at which brokers will transact. The spread is the difference between the prices at which the broker is willing to purchase and sell the specific security at the time.

When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of a broker.

The Adviser may engage in “cross trades” whereby the Adviser causes its clients or accounts to engage in a purchase and sale of a security with each other. The Adviser may engage in cross trades where it determines such transaction is in the best interests of both accounts and consistent with the Adviser’s best execution obligations. Although the use of cross trades may be beneficial to clients, it also creates opportunities for conflicts of interest to adversely affect clients. For instance, the Adviser could prefer one account over the other in determining price or otherwise executing a cross trade due to the existence of a more favorable fee structure or proprietary interest in one account. To address these potential conflicts, the Adviser has adopted policies and procedures which require that all cross trades are effected at a readily available fair market price, which may be based on independent dealer bids or quotes or information obtained from recognized pricing services depending on the type of security.

In addition, cross trades involving a registered investment company must be consistent with Rule 17a-7 under the 1940 Act.

The Adviser may execute cross trades among any eligible funds and accounts managed by the Adviser or its affiliates. The Adviser does not permit cross trades with accounts subject to ERISA or client restrictions.

The Adviser may have an incentive to use broker-dealers who offer research services instead of other broker-dealers who do not provide such services, but who may execute transactions at a lower price. The Adviser does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. The Adviser does, however, allocate transactions among brokers in a manner consistent with its execution policies which provide that the Adviser may seek brokers that it has identified as providing execution-related services, research, or research-related products of a particular benefit to the Adviser’s clients.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined under Fund Deposit) or sales of the Fund Securities (as defined under Redemption of Creation Units), including any foreign exchange, as applicable. Such transactions with a particular broker dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Brokerage commissions paid by the Fund may vary significantly from year to year because of portfolio turnover rates, varying market conditions, changes to investment strategies or processes, and other factors.

As of the date of this SAI, the Fund did not pay any brokerage commissions because the Fund is new.

As of the date of this SAI, the Fund did not own any securities of its regular broker-dealer (or parents) because the Fund is new.

Shares of the Trust

NET ASSET VALUE DETERMINATION

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of the Fund is computed by dividing the net assets by the number of the Fund’s shares outstanding.

Securities held by the Fund are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. If applicable, equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the London Stock Exchange. The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

[Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. ALPS, as the Fund’s principal underwriter, and the Adviser may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund.

The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Fund. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders.

The Rule 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Rule 12b-1 fee may cost an investor more than other types of sales charges.]

CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). The size of a Creation Unit to purchase shares of the Fund may differ from the size of a Creation Unit required to redeem shares of the Fund. The size of a Creation Unit may be modified by the Adviser with prior notification to the Fund’s Authorized Participants. The Fund’s current Creation Unit size may be found on the ETF portion of the Janus Henderson website.

A “Business Day” with respect to the Fund is each day the Listing Exchange is open, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units of the Fund may consist of cash or securities (plus an amount of cash). If creations are not conducted in cash, the consideration for purchase of Creation Units of the Fund generally consists of “Deposit Securities” and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The Adviser makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security, if any, and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s portfolio.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through Depository Trust Company (“DTC”) or the Clearing Process (as discussed below). The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. In the case of transactions involving “cash in lieu” amounts, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. If a purchase or redemption consists solely or partially of cash and the Fund places a brokerage transaction for portfolio securities with a third party broker, an Authorized Participant or its affiliated broker-dealer, the broker or the Authorized Participant (or an affiliated broker-dealer of the Authorized Participant) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and market impact costs through a brokerage execution guarantee.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through a DTC Participant that has entered into a Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through a non-Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into a Participant Agreement with more than a small number of DTC Participants. The Distributor and Transfer Agent have adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor, Transfer Agent, and their agents in connection with creation and redemption transactions, as applicable.

Placement of Creation Orders

[Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a subcustodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or subcustodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for the Fund is generally one Business Day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the one Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the Fund Deposit has been received by the Fund prior to such time.]

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, by the Cutoff Time (as defined below). The Distributor or its agent will notify the Adviser and the Custodian of such order. The Custodian will then provide such information to any appropriate subcustodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the Participant Agreement and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders

[An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 12:00 p.m. (for negotiated custom baskets) or 4:00 p.m. (for standard orders), Eastern time on any Business Day in order to receive that day’s NAV, or until the market closes (in the event the Listing Exchange closes early).] On days when the Listing Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the foreign market are closed may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI to account for transaction costs incurred by the Fund. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its Transfer Agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance. However, to account for transaction costs otherwise incurred by the Fund, an Authorized Participant that submits an order to the Distributor after the Cutoff Time stated above, may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI.

Acceptance of Orders for Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and the Adviser) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the

Fund Deposit would, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and the Adviser make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, Transfer Agent, subcustodian, and Distributor or their agents are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor or its agent and the Adviser shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units for the Fund typically are issued on a “T+1 basis” (i.e., one Business Day after trade date). However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter or longer settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets, as applicable, of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105%, which percentage the Adviser may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. [The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date.] The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Redemption of Creation Units

Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market. The Fund redeems Creation Units in-kind plus any Cash Amount due or entirely in cash.

[In-Kind Redemption Method

The Adviser will make available through the NSCC, prior to the opening of business on the Listing Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

With an in-kind redemption, the proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Fund may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security, and reserves the right to redeem entirely in cash. The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.]

Cash Redemption Method

When partial or full cash redemptions of Creation Units are authorized by the Fund, such redemption will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Placement of Redemption Orders

[Redemption requests for Creation Units of the Fund must be submitted to the Transfer Agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 12:00 p.m. (for negotiated custom baskets) or 4:00 p.m. (for standard orders), Eastern time on any Business Day, in order to receive that day’s NAV.] On days when the Listing Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Transfer Agent or its agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any time, only a limited number of broker-dealers will have a Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on the applicable Business Day, (ii) a request in form satisfactory to the Fund is received by the Transfer Agent or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request may be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Transfer Agent or its agent shall notify the Fund of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (i.e., “T+1"). Further, consistent with applicable law, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate foreign market holiday schedules, including to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise the option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

In the event that cash redemptions are utilized by the Fund, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (generally within seven calendar days thereafter, except as described in “Regular Holidays” below).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Transfer Agent or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105%, which percentage the Adviser may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the portfolio securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Costs Associated with Creation and Redemption Transactions

The standard transaction fee (“Standard Fee”) is imposed to offset the transfer and other transaction costs incurred by the Fund associated with the issuance or redemption of Creation Units. The Standard Fee will be charged to the Authorized Participant on the day such Authorized Participant creates or redeems a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. For creations, Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. The Adviser may adjust the Standard Fee from time to time to account for changes in transaction fees associated with in-kind transactions.

In addition to the Standard Fees discussed above, the Fund charges an additional variable fee (“Variable Fee”) for creations and redemptions in whole or partial cash to offset brokerage and impact expenses associated with the cash portion of the transaction. The amount of the Variable Fee payable to the Fund by the Authorized Participant is determined by the Adviser based on analysis of historical transaction cost data and the Adviser’s view of current market conditions, among other factors. The actual Variable Fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction. The total transaction fees charged (i.e. the Standard Fee plus the Variable Fee) will not exceed the maximum amounts reflected in the table below. From time to time, the Adviser, in its sole discretion, may adjust the Fund’s transaction fees or reimburse an Authorized Participant for all or a portion of the transaction fees.

The following table shows as of the date of this SAI (i) the Standard Fee, and (ii) the maximum total transaction fee charges for creations and redemptions (as described above):

	Standard Fee*	Maximum Total Transaction Fee**
3.00% (Create)
Janus Henderson Directionality ETF	[ ]	2.00% (Redeem)

*	Flat fee charged per transaction for one or more Creation Units.
**	As a percentage of the net asset value per Creation Unit, inclusive of the Standard Fee.

Custom Baskets

The securities and other assets that are required for the issuance of a Creation Unit, or are provided upon redemption of a Creation Unit (a “basket”) may differ and the Fund may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Basket”). A Custom Basket may include any of the following: (i) a basket that is composed of a nonrepresentative selection of the Fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. The Fund [has adopted policies and procedures] that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets intended to be protective to the Fund and its shareholders. Such policies and procedures, among other items, establish (i) parameters for the construction and acceptance of custom baskets, and (ii) processes for revisions to or deviations from such parameters. The Adviser has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund’s policies and procedures.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased (plus any cash received by the Authorized Participant as part of the issue) over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for Deposit Securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the Deposit Securities (plus any cash received by the Authorized Participant as part of the redemption). However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. Under normal circumstances, the Fund expects to pay out redemption proceeds within one Business Day after the redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the Authorized Participant and the Fund’s Distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay the Authorized Participant, all as permitted by the 1940 Act. With respect to the Fund’s foreign investments, in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an Authorized Participant in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the Authorized Participant.

Securities Lending

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, N.A. acts as securities lending agent and custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, and perform other custodian functions in accordance with the Securities Lending Agreement.

Income Dividends, Capital Gains Distributions, and Tax Status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This summary assumes that investors hold shares of the Fund as capital assets (within the meaning of the Internal Revenue Code). This summary does not apply to investors that are not “United States persons” (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code) or investors subject to special tax treatment (such as a partnership, financial institution, real estate investment trust, regulated investment company, insurance company, tax-advantaged, tax-qualified and retirement plans (or any other tax-exempt entity), or dealer in securities), except as otherwise specifically indicated below. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

It is a policy of the Fund to make distributions of substantially all of its respective net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Additional information regarding the frequency of the Fund’s distribution of dividend payments from net investment income can be found at janushenderson.com/info.

Fund Taxation

The Fund intends to qualify as regulated investment company as such term is defined under Subchapter M of the Internal Revenue Code (each, a “regulated investment company”). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at the applicable corporate income tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends-received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” However, dividends received from REITs, certain foreign corporations, and income received “in lieu of” dividends in a securities lending transaction generally will not constitute qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

In certain circumstances, such as if the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, in order to qualify as a regulated investment company under the Internal Revenue Code and to avoid federal income tax and the 4% federal excise tax, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund or disqualification of the Fund as a regulated investment company.

Shareholder Taxation

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible in the case of noncorporate investors for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income.

In addition, if the Fund participates in a securities lending transaction and receives a payment in lieu of dividends with respect to securities on loan (a “substitute payment”), such income generally will not constitute qualified dividend income.

Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. In addition, certain non-corporate investors may be subject to an additional 3.8% Medicare tax discussed below. Dividends paid by the Fund may also qualify in part for the dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. In addition, a substitute payment received with respect to a securities lending transaction will not be eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. Distributions from the Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.

If the Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his, her, or its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his, her, or its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares. If the Fund produces income primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income.

Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Non-U.S. Investors

Non-U.S. investors (shareholders that are not “United States persons,” as such term is defined under Section 7701(a)(30) of the Internal Revenue Code, or partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund and about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains may be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a United States person (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code).

Under Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS which can be relied on currently, such withholding is not required unless final regulations provide otherwise. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Trustees and Officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Clayton Street Trust. As of the date of this SAI, collectively, the two registered investment companies consist of 22 series or funds. The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Fund officers receive no compensation from the Fund.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015).	19

Chairman, Clough Global Dividend and Income Fund (closed-end fund) (since April 2024), Chairman, Clough Global Opportunities Fund (closed-end fund) (since April 2024), Chairman, Clough Global Equity Fund (closed-end fund) (since April 2024), Independent Trustee, Clough Global Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed-end fund) (since 2017) and Independent Trustee, Global X Funds (investment company) (since 2018). Formerly, Chairman, Clough Funds Trust (investment company) (2016-2023), Independent Trustee, Clough Funds Trust (2015-2023).

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/ Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Executive Director, National Association of Corporate Directors Colorado Chapter (since 2024); Principal, Maureen Upton Ltd. (consulting services to multinational companies) (since 2017).	19	Independent Director, Cascadia Minerals Ltd. (mineral exploration company); Independent Director, ATAC Resources Ltd. (mineral exploration company) (since 2022).
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, Bay Boston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015).	19	Director, West Travis County Municipal Utility District No. 6. (municipal utility) (since 2020). Formerly, Director, State Farm Bank (banking) (2014-2021).

*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michelle Dunstan 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	07/26-Present

Chief Responsibility Officer at Janus Henderson Investors US LLC (since 2023). Formerly, Chief Responsibility Officer (2021-2023) and Global Head of Responsible Investing (2020-2021) at AllianceBernstein.

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors US LLC (since 2020) and Chief Compliance Officer at Janus Henderson Investors (since 2017). Formerly, Anti-Money Laundering Officer for the Trust (2020-2022).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC (since 2005).

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Cara Owen 151 Detroit Street Denver, CO 80206 DOB: 1981	Vice President, Secretary and Chief Legal Officer	1/23-Present

Managing Counsel of Janus Henderson Investors US LLC (since 2026). Formerly, Senior Legal Counsel of Janus Henderson Investors US LLC (2021-2026); Assistant Secretary of the Trust and Clayton Street Trust (2021-2023); and Vice President and Principal Legal Counsel, ALPS Fund Services, Inc. (2019-2021) (fund administrator).

Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	1/23-Present	Global Head of Financial Crime, Janus Henderson Investors US LLC (since 2022). Formerly, Global Head of Financial Crime at Invesco Ltd. (2017-2022) (investment adviser).
J. Tison Cory 151 Detroit Street Denver, CO 80206 DOB: 1969	Assistant Secretary	1/23-Present	Senior Legal Manager of Janus Henderson Investors US LLC (since 2020).
Allen Welch 151 Detroit Street Denver, CO 80206 DOB: 1974	Assistant Treasurer	2/16-Present	Director, Head of Fund Tax of Janus Henderson Investors US LLC (since 2017).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

The Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and determined that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive. Each member is listed below.

Maureen T. Upton: Service as a consultant to global mining, energy and water resource industries, founder of sustainability consultancy, director of public affairs of a NYSE-listed mining corporation, and experience with the financial services industry.

Clifford J. Weber: Service as a senior executive of stock exchanges with responsibilities including exchange-traded fund and exchange-traded product issues, experience with the structure and operations of exchange-traded funds, experience with secondary market transactions involving exchange-traded funds, and service as a mutual fund independent director.

Jeffrey B. Weeden: Service as a senior executive and CFO of NYSE-listed financial services companies, and as a director of a bank.

General Information Regarding the Board of Trustees and Leadership Structure

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and the Fund on behalf of Fund shareholders. A majority of the Board is considered Independent of the Adviser and the Distributor. The Board’s Chair is also an Independent Trustee and each Committee is comprised solely of Independent Trustees. The Board’s responsibilities include, but are not limited to, oversight of the Fund’s officers and service providers, including the Adviser, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Fund’s service providers, including the investment management agreements with the Adviser and distribution agreement with ALPS. The Trustees are also responsible for determining or changing the Fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Fund’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee) and independent counsel, each of whom is selected by the Trustees. The Trustees also may engage specialists or consultants from time to time to assist them in fulfilling their responsibilities. The Trustees also meet regularly without representatives of the Adviser or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board will oversee the annual process by which the Board will consider for approval the renewal of the Fund’s investment advisory agreement with the Adviser. Specific matters may be delegated to a committee, such as oversight of the Fund’s independent auditor, which has been delegated by the Board to its Audit and Pricing Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chair of the Board (“Board Chair”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chair also serves as the Board’s liaison to the Adviser with respect to all matters related to the Fund that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (i) the number of funds overseen and the various investment objectives of those funds; (ii) the distribution model of the Fund, and (iii) the responsibilities entrusted to the Adviser and its affiliates to oversee the Trust’s day-to-day operations, among other considerations. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the funds in the complex.

Committees of the Board

The Board of Trustees has two standing committees that each performs specialized functions: an Audit and Pricing Committee and Nominating and Governance Committee. The table below shows the committee members. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Fiscal Year Ended October 31, 2026
Audit and Pricing Committee

Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.

Oversees the Adviser as valuation designee and reviews reports on fair valuation determinations and valuation methodologies regarding securities and investments held by the Fund pursuant to valuation procedures established by the Adviser and approved by the Board of Trustees, reviews other matters related to the pricing of securities, and approves changes to the valuation procedures.

		Jeffrey B. Weeden (Chair) Maureen T. Upton Clifford J. Weber	5

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Fiscal Year Ended October 31, 2026
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	Maureen T. Upton (Chair) Clifford J. Weber Jeffrey B. Weeden	4

Board Oversight of Risk Management

The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, as part of its overall oversight responsibilities for the Fund’s operations, oversees the Adviser’s risk management efforts with respect to the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. Information considered by the Board is provided by the Adviser and the Fund’s service providers, as deemed appropriate from time to time. The Board and its Committees will analyze the risks of the Fund and request information they deem appropriate. The Audit and Pricing Committee considers valuation risk as part of its regular oversight responsibilities as well as enterprise risk. The Board is apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Fund (“Fund CCO”) who reports directly to the Board. The Fund CCO, who also serves as Chief Compliance Officer of other Janus Henderson funds, discusses relevant risk issues that may impact the Janus Henderson funds and/or the Adviser’s services to the funds, and also discusses matters related to the Fund’s compliance policies and procedures.

Additional Information About Trustees

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to make efforts to invest in one or more (but not necessarily all) funds advised by the Adviser for which they serve as Trustee, to the extent it is practicable and reasonable to do so. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

Since the Fund is new, the Trustees did not own shares of the Fund as of the date of this SAI. The last column of the following table reflects each Trustee’s aggregate dollar range of securities of all funds advised by the Adviser and overseen by the Trustees (collectively, the “Janus Henderson Funds”) as of December 31, 2026.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
Clifford J. Weber	None	[ ]
Maureen T. Upton	None	[ ]
Jeffrey B. Weeden	None	[ ]

Trustee Compensation

Each Independent Trustee receives an annual retainer plus a fee for each in-person or telephonic meeting of the Trustees attended. Given the unitary fee structure, the Adviser pays the compensation and expenses of the Independent Trustees. Each Independent Trustee receives fees from other Janus Henderson funds for serving as Trustee of those funds. The Adviser pays persons who are directors, officers, or employees of the Adviser or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by the Adviser may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The following table shows the aggregate compensation paid by the Adviser to each Independent Trustee for the fiscal year ending October 31, 2026. None of the Independent Trustees receives any pension or retirement benefits from the Fund or the Adviser.

Name of Person, Position	Aggregate Compensation from the Trust(1)	Total Compensation from the Janus Henderson Funds Overseen by Trustees(2)
Independent Trustees
Clifford J. Weber, Chairman and Trustee	$83,250	$164,500
Maureen T. Upton, Trustee	$83,250	$164,500
Jeffrey B. Weeden, Trustee	$83,250	$164,500

(1)	As of October 31, 2026, there were 19 series of the Trust.
(2)	For each Independent Trustee, includes compensation for service on the boards of two Janus Henderson trusts comprised of 22 portfolios as of October 31, 2026.

JANUS HENDERSON Portfolio Management

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by portfolio management as of [ , 2027]. For any co-managed Fund or account, the assets reflect total fund assets. If applicable, accounts included under Other Registered Investment Companies only include U.S. registered investment companies. [No accounts included in the totals listed below have a performance-based advisory fee.]

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Benjamin Wang	Number of Other Accounts Managed	[ ]	[ ]	[ ]
	Assets in Other Accounts Managed	[ ]	[ ]	[ ]
Zoey Zhu	Number of Other Accounts Managed	[ ]	[ ]	[ ]
	Assets in Other Accounts Managed	[ ]	[ ]	[ ]

Material Conflicts

As shown in the table above, portfolio management generally manages other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Fund. Those other accounts may include separately managed accounts, model or emulation accounts, Janus Henderson mutual funds and ETFs, private-label funds for which the Adviser or an affiliate serves as subadviser, or other Janus Henderson pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than the Fund or may have a performance-based management fee. The Adviser or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio management may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio management (or their family members) may beneficially own or transact in the same securities as those held in the Fund’s portfolio. Moreover, portfolio management may also have other roles at Janus Henderson (e.g., research analyst) and receive compensation attributable to the other roles. Portfolio management may also have roles with an affiliate of the Adviser, and provide advice on behalf of the Adviser through participating affiliate agreements, and receive compensation attributable to other roles. These factors could create conflicts of interest between portfolio management and the Fund because portfolio management may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Fund to be disadvantaged relative to one or more other accounts.

A conflict of interest between the Fund and other clients, including one or more funds, may arise if portfolio management identifies a limited investment opportunity that may be appropriate for the Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by such portfolio management. A conflict may also arise if portfolio management executes transactions in one or more accounts that adversely impact the value of securities held by the Fund.

Investments made by the Fund and results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Adviser acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund.

The Adviser believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, the Adviser generally requires portfolio management to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. The Adviser monitors accounts with substantially similar strategies for any holdings, risk, or performance dispersion or unfair treatment.

The Adviser and its affiliates generate trades throughout the day, depending on the volume of orders received from portfolio management, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with the Adviser’s best execution policy. If an order is not completely filled, executed shares are generally allocated to client accounts in proportion to the order subject to certain exceptions. In addition, the Adviser has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About the Adviser.”

JANUS HENDERSON PORTFOLIO MANAGEMENT COMPENSATION INFORMATION

The following describes the structure and method of calculating portfolio management’s compensation as of the date of this SAI.

Portfolio management is compensated for managing the Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed annual base salary and a variable performance component. Compensation (both fixed and variable) is determined on a pre-tax basis.

Since there are no set targets/percentages for variable compensation, the pay mix will vary for each portfolio manager based on individual performance. On average, total compensation is weighted more heavily in the form of variable compensation, typically split between cash and deferral.

Base Salary

Base salary is determined by the individual’s manager.

The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation

Individuals’ awards, if any, are discretionary and given based on company, department, and individual performance. These awards are funded from a profit pool.

The overall investment team variable compensation pool is based on Janus Henderson profitability and is fully discretionary. Both quantitative and qualitative factors will be used to determine these awards. Such factors include, among other things:

●	consistent short-term and long-term performance (i.e., one-, three-, and five-year performance);
●	client support; and

●	investment team support through the sharing of ideas, leadership development, mentoring, and teamwork.

Deferrals

All employees are subject to Janus Henderson’s deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards or as appropriate under certain regulations. Deferred awards vest in three equal installments over a 3-year period. Forfeiture provisions apply to employees who cease employment with Janus Henderson during the vesting period, other than in prescribed circumstances. Deferrals are awarded in JHG restricted stock and/or fund units.

Deferral arrangements are reviewed periodically to ensure they remain aligned with:

●	Janus Henderson’s business strategy, associated time horizons and risk appetite;
●	competitive practice in the sectors and jurisdictions in which Janus Henderson operates; and
●	emerging regulatory practice.

Portfolio management may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

OWNERSHIP OF SECURITIES

Since the Fund is new, the Fund’s portfolio management did not own shares of the Fund as of the date of this SAI.

Principal Shareholders

The Fund had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

An Authorized Participant (or other broker-dealers making markets in shares of the Fund) may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants (or other broker-dealers making markets in shares of the Fund) may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants (or other broker-dealers making markets in shares of the Fund) may execute an irrevocable proxy granting the Distributor or the Adviser (or an affiliate) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

Miscellaneous Information

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on August 6, 2015. As of the date of this SAI, the Trust offers 19 series of shares, known as “Funds.” The other series of the Trust are described in separate statements of additional information.

The Adviser reserves the right to the name “Janus Henderson.” In the event that the Adviser does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus Henderson” as soon as reasonably practicable.

It is important to know that, pursuant to the Trust’s Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, consolidate and/or reorganize the Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office. While the Trustees have no present intention of exercising their authority to liquidate the Fund, they may do so if the Fund fails to reach or maintain viable size or for such other reasons as may be determined by the Board in its discretion.

Shares of the Trust

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the shares of the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

Shareholder Meetings

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Agreement and Declaration of Trust that would affect shareholders’ voting rights (as specified in the Agreement and Declaration of Trust), determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable. Under the Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 25% (or 10% to the extent required by the 1940 Act) of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

Voting Rights

Under the Agreement and Declaration of Trust, each Trustee of the Trust will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

Pursuant to the terms of the Participant Agreement, an Authorized Participant, to the extent that it is a beneficial owner of Fund shares, will irrevocably appoint the Distributor as its agent and proxy with full authorization and power to vote (or abstain from voting) its beneficially owned Fund shares. From time to time, other broker dealers making markets in shares of the Fund may execute similar, standalone agreements resulting in irrevocable assignment of proxy voting rights to the Adviser (or an affiliate), to the extent that such broker dealer beneficially owns Fund shares. The Distributor intends to vote such shares in accordance with its written supervisory procedures. The Adviser (or its affiliate) intends to vote such shares either by voting in proportion to the votes of other shareholders on a given matter (echo vote) or abstain from voting.

As a shareholder, you are entitled to one vote per share (with proportionate voting for fractional shares). Generally, each fund votes together as a single group, except where a separate vote of one or more funds is required by law or where the interests of one or more funds are affected differently from other funds.

Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

Investments By Other Investment Companies

The Trust and Janus Investment Fund are part of the same “group of investment companies” for the purpose of Section 12(d)(1)(G) of the 1940 Act.

Independent Registered Public Accounting Firm

[ ], the Independent Registered Public Accounting Firm for the Fund, audits the Fund’s annual financial statements and performs tax services for the Fund.

Registration Statement

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial Statements

As of the date of this SAI, the Fund has not commenced operations. Therefore, no financial statements are available for the Fund.

Appendix A – Proxy Voting Policy and Procedures

Proxy Voting Policy and Procedures

Last Review Date: July 2026

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Contents

1	Overview	4
1.1	Policy Statement	4
1.2	Key Principles	4
1.3	Scope	4
1.4	Roles and Responsibilities	4
1.5	References	5
2	Additional Definitions	5
3	Proxy Voting Procedures	6
3.1	Voting Generally	6
3.2	Abstentions	6
3.3	Funds of Funds	7
3.4	Conflicts of Interest	7
4	Reporting, Oversight and Recordkeeping	8
4.1	Client and Regulatory Reporting	8
4.2	Proxy Voting and Proxy Voting Service Oversight	9
4.3	Record Retention	9
5	Amendments	9
Proxy Voting Guidelines		11
Directors and Boards		11
Auditors and Accounting Issues		13
Compensation Issues		14
Capitalisation, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters		15
Environmental and Social Issues		17
Miscellaneous, Administrative and Routine Items		18
Proposals Outside the Guidelines		18

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1 Overview

1.1 Policy Statement

Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that, where proxies are voted, they are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.

1.2 Key Principles

●	Janus Henderson Investors will exercise voting discretion in the best interest of each client.
●	Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision.
●	Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts.
●

Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate.

●	Janus Henderson Investors will maintain records supporting its voting decisions.

1.3 Scope

This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Kapstream Capital Pty Ltd, Victory Park Capital Advisors LLC, Privacore Capital Advisors LLC., Janus Henderson Investors Middle East Ltd, Tabula Investment Management Ltd., and Rantum Capital

1.4 Roles and Responsibilities

Portfolio Management. Portfolio Management is responsible for determining whether and how to vote proxies with respect to securities held in the client accounts they manage with input and support from the Responsible Investment and Governance Team, other representatives of Janus Henderson, and the Proxy Voting Service, as applicable. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client.

Asset Servicing. Asset Servicing is responsible for administering the proxy voting process as set forth in this Policy. Asset Servicing works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy.

Proxy Voting Committee. The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service.

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Proxy Voting Policy and Procedures

Proxy Voting Service. The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson Investors upon request. The Proxy Voting Service also provides voting disclosure services, including preparing Form N-PX for Janus Henderson Investors and the Proprietary U.S. Funds.

1.5 References

Rule 206(4)-7 of the Investment Advisers Act Rule 30b1-4 of the Investment Company Act
Rule 239.15 et seq. of the Investment Company Act
Employee Retirement Income Security Act of 1974 (ERISA)
Commission Delegated Regulation (EU) No 231/2013, Article 37
Commission Directive 2010/43/EU, Article 21
FCA COLL 6.6A.6
CSSF Regulation 10-04, Article 23
UN Principles for Responsible Investment
IMAS Singapore Stewardship Principles
SFC Principles of Responsible Ownership
FRC UK Stewardship Code

2 Additional Definitions

Janus Henderson Investors generally includes all investment advisory subsidiaries of Janus Henderson Group Ltd., other than those excluded in Section 1.3, including, but not limited to, Janus Henderson Investors (Australia) Institutional Funds Management Limited, Janus Henderson Investors (Singapore) Limited, Janus Henderson Investors (Japan) Limited, Janus Henderson Investors (Jersey) Limited, Janus Henderson Investors UK Limited, and Janus Henderson Investors US LLC..1

JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A.

Policy means this Proxy Voting Policy and Procedures.

Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account.

Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from Asset Servicing, Compliance, Operational Risk, Responsible Investment and Governance, and equity portfolio management. Internal legal counsel serves as a consultant to the Committee and is a non-voting member.

Proprietary U.S Funds refer to the series of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust.

[1]

Janus Henderson Investors US LLC has been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust to vote proxies for the Proprietary U.S. Funds.

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Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc.

3 Proxy Voting Procedures

3.1 Voting Generally

Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management may vote contrary to the Guidelines at their discretion and with a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client. Where the (1) Guidelines call for Portfolio Management input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Service does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to portfolio management for further instruction. In the event Portfolio Management is unable to provide input on a referred proxy item, Janus Henderson Investors will generally vote the proxy item consistent with the ISS Benchmark Policy.

Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies.

Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines, or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

3.2 Abstentions

Janus Henderson Investors recognises that in certain circumstances the cost to clients associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Henderson Investors may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Henderson Investors will only vote proxies if Janus Henderson Investors determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, Janus Henderson Investors may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Henderson Investors will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them consistent with requirements of applicable securities lending procedures. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Henderson Investors may abstain from voting that proxy.

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3.3 Funds of Funds

Janus Henderson Investors advises certain accounts that invest in other funds ("funds of funds") advised by Janus Henderson Investors or its affiliated persons ("underlying funds"). From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. Except as noted below, to mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders which would otherwise require portfolio manager discretion under the Guidelines, Janus Henderson Investors will generally vote shares in accordance with the recommendation of the Proxy Voting Service. Janus Henderson Investors will generally abstain from voting shares where the Proxy Voting Service does not have a recommendation; although, it may alternatively vote in the same proportion as the votes of the other shareholders in the underlying fund ("echo vote") in limited cases. Whenever an underlying fund that is a Proprietary U.S. Fund submits a matter to a vote of its shareholders, Janus Henderson Investors will echo vote shares held by a fund-of-funds account or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares.

In addition, certain Proprietary U.S. Funds may invest in exchange-traded funds and other funds advised by unaffiliated persons ("acquired funds,” and each, an “acquired fund") pursuant to Rule 12d1-4 under the Investment Company Act ("Rule 12d1-4"). To the extent a Proprietary U.S. Fund and its advisory group, as defined in Rule 12d1-4 ("advisory group"), individually or in the aggregate become the holders of (i) more than 25% of the outstanding voting securities of an acquired open- end fund or unit investment trust as a result of a decrease in the outstanding securities of that acquired open-end fund or unit investment trust or (ii) more than 10% of the outstanding voting securities of an acquired registered closed-end management investment company or business development company, Janus Henderson Investors will ensure that the Proprietary U.S. Fund and other funds and accounts in the advisory group echo vote the shares of the acquired fund; provided, however, that in circumstances where all holders of the outstanding voting securities of an acquired fund are required to echo vote pursuant to Rule 12d1-4, a Proprietary U.S. Fund and other funds and accounts in the advisory group will solicit voting instructions from its shareholders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.

3.4 Conflicts of Interest

Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management seeks to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest.

Portfolio Management is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management in exercising its discretion or the existence of significant relationships with the issuer.

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Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management votes against the Guidelines with respect to an issuer on the significant relationships list, Asset Servicing will notify the Committee which will review the rationale provided by Portfolio Management. In the event Portfolio Management votes contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, Asset Servicing will notify the Committee, which will review the rationale provided by Portfolio Management. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of Portfolio Management’s stated rationale.

Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the head of the applicable investment unit or a delegate.

If a proxy vote is referred to the head of the applicable investment unit or a delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee.

To mitigate perceived or potential conflicts of interest, in instances where a proxy is for a Janus Henderson managed fund in which seed or other proprietary capital is invested, Janus Henderson Investors will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

4 Reporting, Oversight and Recordkeeping

4.1 Client and Regulatory Reporting

Janus Henderson Investors will provide clients with such information on proxy voting in their accounts as contractually agreed or reasonably requested. Janus Henderson Investors will present this Policy and the Guidelines to the boards of trustees of the Proprietary U.S. Funds at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.

Janus Henderson Investors will provide other third parties with such information on proxy voting as set forth herein. Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate. On an annual basis, Janus Henderson Investors will provide proxy voting records for each Proprietary U.S. Fund for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov no later than August 31 of each year.2 Janus Henderson Investors may also privately disclose proxy votes on matters no longer pending where appropriate and consistent with other applicable policy, legal, and regulatory requirements.

Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide

[2]	Janus Henderson Investors will also provide proxy voting records on say-on-pay issues consistent with requirements of Rule 14Ad-1.

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information to anyone on how it voted or intends to vote on any matters still pending. Unless that information has otherwise been made public, Janus Henderson Investors may only confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management may indicate to issuers, proxy solicitors and proxy advisory firms how they voted or intend to vote in the context of the engagement concerning the matter being voted on with the issuer subject to applicable legal and regulatory requirements. Portfolio Management also may indicate to other shareholders of an issuer how they voted or intend to vote as to that issuer’s proxies subject to applicable legal and regulatory requirements.

A complete copy of the Policy is available at www.janushenderson.com.

4.2 Proxy Voting and Proxy Voting Service Oversight

The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions, operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities.

In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video, or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyse the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes.

4.3 Record Retention

Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations.

5 Amendments

This Policy is subject to review on an annual or more frequent basis by the Committee. In reviewing the Policy, the Committee reviews Janus Henderson Investors’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Portfolio

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Management on such changes. Once the Guidelines have been approved by the Committee and clients where required, they are distributed to Asset Servicing and the Proxy Voting Service for implementation.

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APPENDIX A – Proxy Voting Guidelines

Proxy Voting Guidelines

Where Janus Henderson Investors votes proxies relating to portfolio securities held in client accounts, it will generally vote in accordance with the Policy, including these Guidelines, and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.

Janus Henderson Investors recognises that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.

While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service unless otherwise specified in the Policy. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.

In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.

Directors and Boards

Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:

●

Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;

●

Monitoring the effectiveness of the company’s governance practices and making changes as needed; Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;

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●	Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;
●	Ensuring a formal and transparent board nomination and election process;
●	Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;
●

Ensuring the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;

●	Monitoring the quality of relationships with key stakeholders; and
●	Overseeing the process of disclosure and communications.

Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience, and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.

The board of directors should establish audit, compensation, and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.

Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Board Classification – Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.

Board Size – Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.

Director Independence – Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.

Director Indemnification – Janus Henderson Investors will generally vote in favor of proposals regarding director or officer indemnification arrangements provided such provisions are not deemed excessive or inappropriate.

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APPENDIX A – Proxy Voting Guidelines

Uncontested Elections – Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless:

●	they attend less than 75% of the board and committee meetings without a valid excuse;
●	they ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;
●	they are not responsive to advisory votes on executive compensation matters;
●	they fail to provide appropriate oversight of company’s risk management practices;
●	they are non-independent directors and sit on the audit, compensation or nominating committees;
●	they are non-independent directors and the board does not have an audit, compensation, or nominating committee;
●	they are audit committee members and the non-audit fees paid to the auditor are excessive;
●	they are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;
●	they serve as directors on an excessive number of boards;
●	they are compensation committee members and the company has poor compensation practices;
●	they adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;
●

they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have a minimum level of female directors, and the company has not provided a sufficient explanation for its lack of gender diversity;

●

they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any apparent racial/ethnic diversity, and the company has not provided a sufficient explanation for its lack of racial/ethnic diversity;

●

they are the chair of the responsible committee of a company that is a significant greenhouse gas emitter[3] where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change;

●	they amend the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders
●	the company employs a capital structure with unequal voting rights; and/or
●

they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board where director(s) remain on the board after having received less than the majority of votes cast in the prior election and the company has not provided a sufficient explanation for continuing with such director(s).

Contested Elections – Janus Henderson Investors will generally evaluate proposals relating to contested director candidates on case-by-case basis.

Cumulative Voting – Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

Auditors and Accounting Issues

Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its

[3]	Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.

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APPENDIX A – Proxy Voting Guidelines

accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Uncontested Auditors – Janus Henderson Investors will generally vote in favor of proposals to approve external or statutory auditors and auditor compensation unless:

●	the auditor has a financial interest in or association with the company and is therefore not independent;
●	fees for non-audit services are excessive;
●	there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company’s financial position;
●	the auditor is being changed without explanation; or
●	the auditor is not identified by name.

Contested Auditors – Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.

Compensation Issues

Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.

Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:

●	The overall potential cost of the scheme, including the level of dilution;
●	The issue price of share options relative to the market price;

●	The use of performance conditions aligning the interests of participants with shareholders;
●	The holding period (i.e., the length of time from the award date to the earliest date of exercise); and
●	The level of disclosure.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Executive and Director Equity-Based Compensation Plans – Janus Henderson Investors will generally

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APPENDIX A – Proxy Voting Guidelines

vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:

●	provide for re-pricing of underwater options;
●	provide for automatic replenishment (“evergreen”) or reload options;
●	create an inconsistent relationship between long term share performance and compensation increases; and/or
●	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.

Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.

Long-Term Ownership – Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers, and directors. These may include:

●	requiring executive officers and directors to hold a minimum amount of stock in the company;
●	requiring stock acquired through exercised options to be held for a certain period of time; and
●	using restricted stock grants instead of options.

Director and Officer Loans – Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives, and board members of an issuer.

Say-on-Pay – Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.

Executive Severance Agreements – Janus Henderson Investors will generally evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will generally vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.

Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.

Option Expensing and Repricing – Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.

Capitalisation, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters

Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.

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APPENDIX A – Proxy Voting Guidelines

Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”

We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Capital Stock – Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend, and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.

Stock Splits – Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.

Share Issuances – Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.

Debt Issuances – Janus Henderson Investors will generally evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.

Mergers, Acquisitions and Other Significant Corporate Transactions – Janus Henderson Investors will generally evaluate proposals regarding acquisitions, mergers, related party transactions, tender offers, or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.

Reorganization, Restructuring and Liquidation – Janus Henderson Investors will generally evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.

Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.

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APPENDIX A – Proxy Voting Guidelines

Change in Jurisdiction of Incorporation or Organization – Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.

Confidential Voting – Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.

Supermajority Voting – Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).

Special Meetings – Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.

Written Consents – Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Where supported by the Proxy Voting Service, Janus Henderson Investors will generally evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis; otherwise, Janus Henderson will generally vote against proposals to allow action by shareholders’ written consent.

Proxy Access – Janus Henderson Investors will generally evaluate proposals related to proxy access on a case-by-case basis.

Environmental and Social Issues

Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors, and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups.

As a fiduciary for its clients, Janus Henderson Investors is concerned with furthering its clients’ investment objectives and acting in their best interests. This generally means focusing on the impact of proposals on a company’s long-term performance, risk profile, and economic value.Janus Henderson Investors recognises that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to legitimate shareholder concerns.

Miscellaneous, Administrative and Routine Items

Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.

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APPENDIX A – Proxy Voting Guidelines

In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Dividends – Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will generally evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.

Share Repurchase Plans – Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will generally evaluate shareholder proposals relating to share repurchases on a case-by-case basis.

“Other Business” – Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.

Designation of Exclusive Forum – Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organised in Delaware). Janus Henderson Investors will generally evaluate proposals designating an exclusive forum in other jurisdictions on a case- by-case basis.

Proposals Outside the Guidelines

For proposals not specifically addressed by the Guidelines, Janus Henderson Investors generally provides implementation instructions to the Proxy Voting Service consistent with the principles and approaches outlined herein. Those instructions will frequently utilise or leverage the research and vote recommendations from the Proxy Voting Service. For proposals not specifically addressed by the Guidelines or the implementation instructions, or where Proxy Voting Service does not have research, analysis, and/or a recommendation available, Janus Henderson Investors will generally evaluate such proposals on a case-by-case basis.

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PART C – Other Information

ITEM 28. Exhibits

Exhibit (a) – Articles of Incorporation

(a)(1)	Certificate of Trust, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(1) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the Securities and Exchange Commission (the “SEC”) on February 18, 2016.

(a)(2)	Certificate of Amendment to the Certificate of Trust, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(a)(3)	Amended and Restated Trust Instrument, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(a)(3)(a)	Amended Schedule A, dated July 16, 2026, to Amended and Restated Trust Instrument dated August 6, 2015, is filed herein as Exhibit (a)(3)(a).

Exhibit (b) – By-laws

(b)(1)	Amended and Restated Bylaws, dated February 3, 2016, are incorporated herein by reference as Exhibit (b)(2) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

Exhibit (c) – Instruments Defining Rights of Security Holders

(c)(1)	Amended and Restated Trust Instrument, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(c)(2)	Amended and Restated Bylaws, dated February 3, 2016, are incorporated herein by reference as Exhibit (b)(2) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

Exhibit (d) – Investment Advisory Contracts

(d)(1)	Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated May 30, 2017, is incorporated herein by reference as Exhibit (d)(1) to Post-Effective Amendment No. 22 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 29, 2017.

(d)(1)(a)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated January 22, 2026, is incorporated herein by reference as Exhibit (d)(1)(a) to Post-Effective Amendment No. 97 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on April 20, 2026.

(e)(1)	Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated April 16, 2018, is incorporated herein by reference as Exhibit (e)(1) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(e)(1)(a)	Amendment to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated January 22, 2026, is incorporated herein by reference as Exhibit (e)(1)(a) to Post-Effective Amendment No. 97 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on April 20, 2026.

Exhibit (f) – Bonus or Profit Sharing Contracts (Not Applicable)

Exhibit (g) – Custodian Agreements

(g)(1)	Amended and Restated Global Custody Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated June 8, 2021, is incorporated herein by reference as Exhibit (g)(1) to Post-Effective Amendment No. 42 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(g)(1)(a)	Amendment to Amended and Restated Global Custody Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated October 16, 2025, is incorporated herein by reference as Exhibit (g)(1)(a) to Post-Effective Amendment No. 97 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on April 20, 2026.

Exhibit (h) – Other Material Contracts

(h)(1)	Administration Agreement by and between Janus Detroit Street Trust and Janus Henderson Investors US LLC, dated February 22, 2016, is incorporated herein by reference as Exhibit (h)(1) to Post-Effective Amendment No. 23 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2018.

(h)(2)	Amended and Restated Fund Services Agreement by and between Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., with respect to the Janus Detroit Street Trust, dated June 8, 2021, is incorporated herein by reference as Exhibit (h)(2) to Post-Effective Amendment No. 42 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(h)(2)(a)	Amendment to Amended and Restated Fund Services Agreement by and between Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., with respect to the Janus Detroit Street Trust, dated January 22, 2026, is incorporated herein by reference as Exhibit (h)(2)(a) to Post-Effective Amendment No. 97 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on April 20, 2026.

(h)(3)	Amended and Restated Agency Services Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated June 8, 2021, is incorporated herein by reference as Exhibit (h)(3) to Post-Effective Amendment No. 42 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(h)(3)(a)	Amendment to Amended and Restated Agency Services Agreement by and among Janus Detroit Street Trust, Janus Henderson Investors US LLC and JPMorgan Chase Bank, N.A., dated January 22, 2026, is incorporated herein by reference as Exhibit (h)(3)(a) to Post-Effective Amendment No. 97 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on April 20, 2026.

(h)(4)	Form of Securities Lending Agreement by and among Janus Detroit Street Trust and JPMorgan Chase Bank, N.A., dated June 11, 2021, is incorporated herein by reference as Exhibit (h)(4) to Post-Effective Amendment No. 64 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2025.

(h)(4)(a)	Amendment to Securities Lending Agreement by and among Janus Detroit Street Trust and JPMorgan Chase Bank, N.A., dated May 15, 2026, is incorporated herein by reference as Exhibit (h)(4)(a) to Post-Effective Amendment No. 100 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 22, 2026.

(h)(5)	Form of Fund of Funds Investment Agreement is incorporated herein by reference as Exhibit (h)(8) to Post-Effective Amendment No. 49 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2022.

(h)(6)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 22, 2026, for Janus Henderson AAA CLO ETF, is incorporated herein by reference as Exhibit (h)(5) to Post-Effective Amendment No. 88 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 27, 2026.

(h)(7)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 22, 2026, for Janus Henderson Corporate Bond ETF, is incorporated herein by reference as Exhibit (h)(6) to Post-Effective Amendment No. 88 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 27, 2026.

(h)(8)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 22, 2026, for Janus Henderson Mortgage-Backed Securities ETF, is incorporated herein by reference as Exhibit (h)(7) to Post-Effective Amendment No. 88 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 27, 2026.

(h)(9)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 22, 2026, for Janus Henderson Short Duration Income ETF, is incorporated herein by reference as Exhibit (h)(8) to Post-Effective Amendment No. 88 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 27, 2026.

(h)(10)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 22, 2026, for each series listed therein, is incorporated herein by reference as Exhibit (h)(9) to Post-Effective Amendment No. 88 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 27, 2026.

(h)(11)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated January 22, 2026, for Janus Henderson AA-A CLO ETF, is incorporated herein by reference as Exhibit (h)(13) to Post-Effective Amendment No. 87 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2026.

(h)(12)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated October 16, 2025, for Janus Henderson U.S. Equity Enhanced Income ETF, is incorporated herein by reference as Exhibit (h)(11) to Post-Effective Amendment No. 93 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on March 23, 2026.

(h)(13)	Expense Limitation Agreement by and between Janus Henderson Investors US LLC and Janus Detroit Street Trust, dated October 16, 2025, for Janus Henderson Equity Linked High Income ETF and Janus Henderson Equity Linked Moderate Income ETF, is incorporated herein by reference as Exhibit (h)(13) to Post-Effective Amendment No. 97 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on April 20, 2026.

Exhibit (i) – Legal Opinion

(i)(1)	Opinion and Consent of Fund Counsel, dated February 15, 2016, is incorporated herein by reference as Exhibit (i)(1) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(i)(2)	Opinion and Consent of Fund Counsel, dated June 6, 2016, is incorporated herein by reference as Exhibit (i)(2) to Post-Effective Amendment No. 4 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 7, 2016.

(i)(3)	Opinion and Consent of Fund Counsel, dated November 15, 2016, is incorporated herein by reference as Exhibit (i)(3) to Post-Effective Amendment No. 14 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 16, 2016.

(i)(4)	Opinion and Consent of Fund Counsel, dated December 2, 2016, is incorporated herein by reference as Exhibit (i)(4) to Post-Effective Amendment No. 16 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 5, 2016.

(i)(5)	Opinion and Consent of Fund Counsel, dated September 12, 2018, is incorporated herein by reference as Exhibit (i)(5) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(i)(6)	Opinion and Consent of Fund Counsel, dated October 15, 2020, is incorporated herein by reference as Exhibit (i)(6) to Post-Effective Amendment No. 37 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on October 16, 2020.

(i)(7)	Opinion and Consent of Fund Counsel, dated June 18, 2021, is incorporated herein by reference as Exhibit (i)(7) to Post-Effective Amendment No. 42 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 21, 2021.

(i)(8)	Opinion and Consent of Fund Counsel, dated September 2, 2021, is incorporated herein by reference as Exhibit (i)(8) to Post-Effective Amendment No. 44 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 7, 2021.

(i)(9)	Opinion and Consent of Fund Counsel, dated January 6, 2022, is incorporated herein by reference as Exhibit (i)(9) to Post-Effective Amendment No. 48 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on January 7, 2022.

(i)(10)	Opinion and Consent of Fund Counsel, dated November 2, 2023, is incorporated herein by reference as Exhibit (i)(10) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(i)(11)	Opinion and Consent of Fund Counsel, dated August 8, 2024, is incorporated herein by reference as Exhibit (i)(11) to Post-Effective Amendment No. 58 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 12, 2024.

(i)(12)	Opinion and Consent of Fund Counsel, dated September 12, 2024, is incorporated herein by reference as Exhibit (i)(12) to Post-Effective Amendment No. 60 to the Trust’s Registration Statement, filed on Form N-1A with SEC on September 16, 2024.

(i)(13)	Opinion and Consent of Fund Counsel, dated November 7, 2024, is incorporated herein by reference as Exhibit (i)(13) to Post-Effective Amendment No. 61 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 8, 2024.

(i)(14)	Opinion and Consent of Fund Counsel, dated January 30, 2025, is incorporated herein by reference as Exhibit (i)(14) to Post-Effective Amendment No. 63 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 3, 2025.

(i)(15)	Opinion and Consent of Fund Counsel, dated July 17, 2025, is incorporated herein by reference as Exhibit (i)(15) to Post-Effective Amendment No. 69 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on July 21, 2025.

(i)(16)	Opinion and Consent of Fund Counsel, dated August 14, 2025, is incorporated herein by reference as Exhibit (i)(16) to Post-Effective Amendment No. 70 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 18, 2025.

(i)(17)	Opinion and Consent of Fund Counsel, dated February 12, 2026, is incorporated herein by reference as Exhibit (i)(17) to Post-Effective Amendment No. 87 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2026.

(i)(18)	Opinion and Consent of Fund Counsel, dated March 19, 2026, is incorporated herein by reference as Exhibit (i)(18) to Post-Effective Amendment No. 93 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on March 23, 2026.

(i)(19)	Opinion and Consent of Fund Counsel, dated April 16, 2026, is incorporated herein by reference as Exhibit (i)(19) to Post-Effective Amendment No. 97 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on April 20, 2026.

Exhibit (j) – Other Opinions (Not Applicable)

Exhibit (k) – Omitted Financial Statements (Not Applicable)

Exhibit (l) – Initial Capital Agreements (Not Applicable)

Exhibit (m) – Rule 12b-1 Plan

(m)(1)	Distribution and Shareholder Servicing Plan, dated September 12, 2018, is incorporated herein by reference as Exhibit (m)(1) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(m)(1)(a)	Amendment to Distribution and Shareholder Servicing Plan, dated January 22, 2026, is incorporated herein by reference as Exhibit (m)(1)(a) to Post-Effective Amendment No. 97 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on April 20, 2026.

Exhibit (n) – Rule 18f-3 Plan (Not Applicable)

Exhibit (o) – Reserved

Exhibit (p) – Codes of Ethics

(p)(1)	ALPS Distributors, Inc. Code of Ethics, dated April 1, 2023, is incorporated herein by reference as Exhibit (p)(1) to Post-Effective Amendment No. 52 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 6, 2023.

(p)(2)	Janus Henderson Code of Ethics, dated January 1, 2026, is incorporated herein by reference as Exhibit (p)(2) to Post-Effective Amendment No. 87 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 17, 2026.

Exhibit (q) – Power of Attorney

(q)(1)	Pursuant to Powers of Attorney, dated October 24, 2024, is incorporated herein by reference as Exhibit (q)(1) to Post-Effective Amendment No. 61 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 8, 2024.

ITEM 29. Persons Controlled by or Under Common Control with Registrant

In addition to serving as the investment adviser of Janus Detroit Street Trust, Janus Henderson Investors US LLC serves as the investment adviser of Clayton Street Trust, Janus Aspen Series, and Janus Investment Fund, three registered open-end investment management companies. Additionally, certain officers of Clayton Street Trust and Janus Detroit Street Trust also serve as officers of Janus Aspen Series and Janus Investment Fund. Nonetheless, Janus Detroit Street Trust takes the position that it is not under common control with such other Trusts because the power residing in the respective officers arises as a result of an official position with each respective Trust.

ITEM 30. Indemnification

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, member of the Trust’s advisory board, officer or employee of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding (“Action”) in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof, whether or not he is a Covered Person at the time such expenses are incurred. Indemnification will not be provided to a Covered Person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that such Covered Person did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts (as opposed to a full trial type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) may be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of Investment Adviser

The only business of Janus Henderson Investors US LLC is to serve as the investment adviser and administrator of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. Business backgrounds of the principal executive officers of the investment adviser and their position(s) with the adviser and affiliated entities (in the last two years) are listed in Schedule A of the adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991, dated March 31, 2026), which information from such schedule is incorporated herein by reference.

ITEM 32. Principal Underwriters

(a)	1290 Funds, 1WS Credit Income Fund, Aberdeen Income Credit Strategies Fund abrdn ETFs, abrdn Funds, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Income Credit Strategies Fund, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, AQR Funds, Arrowmark Financial Corp. Axonic Alternative Income Fund Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Bridge Builder Trust, Cambria ETF Trust, CION Ares Diversified Credit Fund, CION Grosvenor Infrastructure Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Columbia Seligman Premium Technology Growth Fund, Inc., CRM Mutual Fund Trust, DBX ETF Trust, Diameter Dynamic Credit Fund Eagle Point Defensive Income Trust, Eagle Point Enhanced Income Trust, EA Series Trust (Cambria Series) ETF, Series Solutions (Vident Series) Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Credit Opportunities Corp., FS MVP Private Markets Fund, Gemcorp Commodities Alternative Products Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., Investment Managers Series Trust II (AXS-Advised Funds), Investment Managers Series Trust II, (Alternative Access-Advised Fund), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, New York Life Investments Active ETF Trust, New York Life Investments ETF Trust, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust Sphinx Opportunity Fund II, Sprott Funds Trust, The Arbitrage Funds, Themes ETF Trust, Tidal Trust II (Cambria Series), Thornburg ETF Trust, Thrivent ETF Trust, Trust for Professional Managers (PT Asset Management Series), USCF ETF Trust, USVC Venture Capital Access Fund Valkyrie ETF Trust II, Wasatch Funds, Wilmington Funds, X-Square Balanced Fund, and X-Square Series Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with the Funds
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell**	Vice President and Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None

Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c)	Not Applicable.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, and 520 Newport Center Drive, Suite 1420, Newport Beach, CA 92660; Janus Henderson Investors US LLC, 17 Old Kings Hwy S, Suite 100, Darien, CT 06820; Iron Mountain, 5151 E. 46th Avenue, Denver, Colorado 80216, 11333 E. 53rd Avenue, Denver, Colorado 80239, 3576 Moline Street, Aurora, Colorado 80010; ALPS Distributors Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; BNP Paribas Financial Services, 720 S. Colorado Boulevard, Suite 8005, Denver, CO 80246; JPMorgan Chase Bank, National Association, 383 Madison Avenue, 11th Floor, New York, New York 10179 and 70 Fargo Street, Boston, MA 02110.

ITEM 34. Management Services

The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 13th day of November, 2026.

JANUS DETROIT STREET TRUST

By:	/s/ Michelle Dunstan
Michelle Dunstan, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following person(s) in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michelle Dunstan	President and Chief Executive Officer	November 13, 2026
Michelle Dunstan	(Principal Executive Officer)

/s/ Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	November 13, 2026
Jesper Nergaard

Clifford J. Weber*	Chairman and Trustee	November 13, 2026
Clifford J. Weber

Maureen T. Upton*	Trustee	November 13, 2026
Maureen T. Upton

Jeffrey B. Weeden*	Trustee	November 13, 2026
Jeffrey B. Weeden

/s/ Jesper Nergaard
*By:	Jesper Nergaard
Attorney-in-Fact

*	Pursuant to Powers of Attorney, dated October 24, 2024, is incorporated herein by reference as Exhibit (q)(1) to Post-Effective Amendment No. 61 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 8, 2024.

INDEX OF EXHIBIT(S)

Exhibit Number	Exhibit Title
Exhibit (a)(3)(a)	Schedule A to Amended & Restated Trust Instrument